ANNUAL
REPORT
December 31, 2000                                         [PHOTO]


SALOMON BROTHERS
ASSET MANAGEMENT


SALOMON BROTHERS


|_|  ASIA GROWTH FUND

|_|  INTERNATIONAL EQUITY FUND

|_|  SMALL CAP GROWTH FUND

|_|  CAPITAL FUND

|_|  LARGE CAP GROWTH FUND

|_|  INVESTORS VALUE FUND

|_|  BALANCED FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.





BRIDGING WALL STREET OPPORTUNITIES
TO YOUR FINANCIAL FUTURE

RICH  TRADITION
---------------

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL  RESOURCES
-----------------

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
--------------------

Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
-----------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION  ADVANTAGE
----------------------

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents


A MESSAGE FROM THE CHAIRMAN ...................................................    2

SALOMON BROTHERS INVESTMENT SERIES

   ASIA GROWTH FUND ...........................................................    5

   INTERNATIONAL EQUITY FUND ..................................................   10

   SMALL CAP GROWTH FUND ......................................................   12

   CAPITAL FUND ...............................................................   16

   LARGE CAP GROWTH FUND ......................................................   21

   INVESTORS VALUE FUND .......................................................   24

   BALANCED FUND ..............................................................   28

SCHEDULES OF INVESTMENTS ......................................................   32

STATEMENTS OF ASSETS AND LIABILITIES ..........................................   54

STATEMENTS OF OPERATIONS ......................................................   56

STATEMENTS OF CHANGES IN NET ASSETS ...........................................   58

NOTES TO FINANCIAL STATEMENTS .................................................   62

FINANCIAL HIGHLIGHTS ..........................................................   75

REPORT OF INDEPENDENT ACCOUNTANTS .............................................   87

TAX INFORMATION ...............................................................   88

DIRECTORS AND OFFICERS OF
   SALOMON BROTHERS INVESTMENT SERIES .........................................   IBC

SALOMON BROTHERS INVESTMENT SERIES


A Message From
the Chairman

[PHOTO]

Heath B. McLendon
Chairman


DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund (the "Fund(s)") for the year ended December 31, 2000. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the year ended December 31, 2000 with and without sales charges.

THE PERFORMANCE OF THE FUNDS

Class A Shares Total Return for the Year Ended December 31, 2000

                                       WITHOUT                    WITH
                                    SALES CHARGES/1/           SALES CHARGES/2/
                                    ----------------           ----------------

   Asia Growth Fund                    (33.07)%                   (36.90)%
   International Equity Fund           (23.14)                    (27.55)
   Small Cap Growth Fund                14.08                       7.53
   Capital Fund                         18.93                      12.10
   Large Cap Growth Fund               (15.99)                    (20.81)
   Investors Value Fund                 14.93                       8.34
   Balanced Fund                         7.92                       1.72

MARKET COMMENTARY

When the U.S. economy was growing robustly during the first half of 2000, the stock market generally performed well. Market leaders early in the period were the growth stocks/3/ that many investors expected would benefit most from a strong economy. However, the Federal Reserve Board ("Fed") continued to move toward a more restrictive monetary policy during the first six months of 2000, raising key short-term interest in an effort to constrain economic growth and forestall long-dormant inflationary pressures.


----------
/1/ The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares.

/2/ These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares of 5.75%. Both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.

/3/ Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors sold growth stocks amidst growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value stocks/4/ that they believed were selling at more reasonable prices relative to their earnings. For its part, the Fed held interest rates steady throughout the second half of the year.

These shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile year for the U.S. stock market. Perhaps one of the most notable stock market trends of 2000 was the sharp decline in the shares of many technology and telecommunications companies that were previously stock market leaders. During 1999, many investors bid up the prices of these stocks to such extremely high valuations that some investment professionals thought this was a speculative bubble waiting to burst. Among the beneficiaries of this early investor enthusiasm for technology were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day become industry leaders.

By the end of the first quarter, rising short-term interest rates put pressure on corporate profitability, leading to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Many investors who had given little scrutiny to "old school" fundamentals such as price-to-earnings ("P/E")/5/ ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, as seen by the remarkable decline of the tech-laden Nasdaq Composite Index/6/ in April 2000.

Concerns about lower profits, steep energy prices, the disputed U.S. presidential election and the possibility of higher interest rates negatively impacted the major stock market indexes during the third quarter. The end of the third quarter reflected a shift in the market's leadership, as "Old Economy" stocks reemerged and "New Economy" stocks dimmed. Some analysts viewed the turnabout as a phenomenon reflecting a new aversion to risk and a greater appreciation for the stocks of companies with underlying value and real profits. When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including financial services companies and healthcare providers. In addition, some investors favored energy stocks because of the positive effects on corporate earnings from rising crude oil prices.


----------
/4/ Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.
/5/ The P/E ratio is the price of a stock divided by its earnings per share. /6/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

Despite a summer rally, technology stocks again declined in November and December, triggering a "flight to quality" that mainly benefited several bonds and many value-oriented stocks. Indeed, by the end of December, many beaten-down technology stocks had reached valuations that some value investors began to consider as potentially rewarding investment opportunities. On the other hand, the more traditional value-oriented sectors continued to attract more capital such as consumer and healthcare stocks.

Outside of the U.S., many investors in stocks sought positive surprises and good news, but overwhelmingly, investors were left with nothing but dashed expectations. Global investors faced a worrisome combination of rising energy prices, concerns about U.S. interest rates, a declining euro and continued anxiety about government corruption in Asia. During the period, no particular region offered investors a sanctuary from market turbulence.

Our forecast for economic and market prospects for the next six to nine months is for slower growth. We also believe that inflation may likely go up modestly in the coming months. In our opinion, the stock markets are likely to continue their recent struggle over the next several months, but there are still many opportunities to be found in these challenging times.

On behalf of everyone here at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the respective Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman and President

February 6, 2001


The information in this letter and in the commentaries on pages 5 through 29 represent the opinion of the managers and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 32 through 53 for a list and percentage breakdown of the Funds' holdings. Also, please note any discussion of the Funds' holdings is as of December 31, 2000 and is subject to change.

SALOMON BROTHERS

Asia Growth Fund

PERFORMANCE UPDATE

The Asia Growth Fund's ("Fund") Class A shares, without and with sales charges, posted negative total returns of 33.07% and 36.90%, respectively, for the year ended December 31, 2000. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index's ("MSCI Asia Free Ex-Japan Index")/1/ returned negative 35.22% for the same period. Past performance is not indicative of future results.

[GRAPHIC]

INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation.
The Fund invests at least 65% of total assets in the equity and equity-related securities of companies located in Asian countries. Areas considered for investments include, but are not limited to, China, Hong Kong, Indonesia, Korea, Philippines, Singapore, Taiwan, Malaysia, Thailand and the Indian sub-continents. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio managers to be most likely to benefit from positive regional economic trends.

THE FUND MANAGERS

Managed by an investment team out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific, Ltd.

MARKET REVIEW

2000 proved to be a challenging year for Asian stocks. The increasing negative effects of the U.S. markets, especially the performance of the Nasdaq Composite Index/2/, was most notable in the overvalued technology-related sectors often referred to as the "New Economy." As a result, we have seen valuations of Asian technology companies decrease tremendously after the massive run-up during 1999.

With most Asian technology companies dependent upon the U.S. as an export market or as a beneficiary of outsourcing trends, the correlation with the U.S. economy and technology companies was, in our opinion, inevitable. After the Nasdaq Composite Index peaked in February 2000, it rapidly declined in April, which in turn impacted Asian technology companies adversely. During the course of the year, we also saw a successive hike of U.S. interest rates by 100 basis points and this also hindered the recovery path of Asian economies (especially those directly linked to the U.S. currency, such as Hong Kong).

Due to an extremely strong recovery in 1999 across most Asian regions, many investment professionals were overly bullish in their forecasts going into 2000. With the query of the sustainability of many high-growth sectors, namely technology, earnings revisions were quickly reversed downward, especially when approaching the second half of 2000, with worries of a U.S. economic slowdown. In addition, the oil crisis that began in September exacerbated the slowdown across the global economy.

Apart from external factors, we also saw political uncertainties in many Asian countries, such as Taiwan, Thailand, Indonesia and the Philippines that caused a decline in domestic confidence during the period. As a result of a string of negative events, most Asian stock markets generated negative returns for the year.


----------
/1/ The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI Asia Free Ex-Japan") is a broad-based unmanaged index of Asian stocks. Please note that an investor cannot directly invest in an index.
/2/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot directly invest in an index.

PORTFOLIO HIGHLIGHTS

Our stock selection process in the Fund combines both fundamental analysis with broad-based quantitative techniques within a risk management framework. Our process begins with a systematic screening that seeks undervalued companies on a pan-regional basis. Companies are in turn screened by market capitalization, management quality, transparency, earnings and dividend history over a full business cycle and our analysis of their respective competitive positions.

Evaluation of input from regular meetings with the management of over 100 companies annually forms the basis of our fundamental analysis. Cash flow dynamics (i.e., emphasis on cash flow return from an investment) is of particular importance in our fundamental analysis. Lastly, valuations of companies the Fund may potentially invest in are tested by their price-to-earnings ratio ("P/E"),/3/ yield,/4/ and their price-to-cash flow ratio./5/ Quantitative analysis includes the timing of buying and selling a security by identifying their overbought/oversold signals, the scoring of companies according to their earnings/price momentum as well as focusing on risk management to help minimize volatility. A portfolio is then built, supplemented by systematic monitoring with a strict quantitative overlay.

In our view, the Fund's slight outperformance during the year versus the MSCI Asia Free Ex-Japan Index was mainly a result of selective stock selections. Overweighting Hong Kong and China throughout the year proved in retrospect to be prudent. Having no exposure in Thailand, Indonesia, Philippines and a significant underweight in Malaysia also helped the Fund's performance during the period. The major setback for the Fund during the year was being over-weighted in technology and the telecommunications sector during most of the period.

As highlighted in our last report, Li & Fung Ltd., a pan-Asian provider of supply chain services specializing in manufacturing, marketing and logistics, has been a stellar performer for the portfolio during the period and was a core holding throughout the year. Despite the fact that most Asian markets gener-ated negative returns, Li & Fung generated a return of 45.6% for the year (versus the local Hang Seng Index which reportedly declined 11.0% for the year). Li & Fung is among the most transparent companies in Asia and we think the company's management has consistently met analysts' expectations. We believe that the company's strategy and ability to grow organically and through acquisitions in a fragmented business (i.e., sourcing franchise) has consistently generated high returns for its shareholders. (Of course, past performance is not indicative of future results.) We have taken partial profits on this position due to its massive outperformance but we are still maintaining a position in the stock.


----------
/3/ The P/E ratio is the price of a stock divided by its earnings per share. /4/ The yield is the return on investor's capital investment.
/5/ The price-to-cash flow ratio is the price of a stock divided by cash flow per share.

HSBC Holdings, one of the largest banking and financial services companies in the world, also outperformed within the banking sector. Asian recovery and strong U.S. and Europe economies during 1999 contributed to the strong results for HSBC in 2000 and the easing of interest rates into 2001 also benefited HSBC's share price as by year end it was up 6% (against HSI falling 11% for the year). Lastly, we added a new holding, Hong Kong Exchanges & Clearing Ltd., ("HK E&C") a private placement that was listed in the market towards end of June.

HK E&C is a monopoly in a growing market trading at 15.2x the current P/E ratio and 2.2x the price-to-book/6/ at time of purchase and net cash of HK$3/share. Australian Stock Exchange is comparable to HK E&C and was trading at 21x and 6.8x the price-to-book ratio and has consistently traded at a premium to the local market. The Provident Fund which was listed at the end of 2000, is, in our view, well-positioned to benefit from electronic trading. We believe cost control measures may drive earnings by 30% for 2000 and 20% for 2001.

MARKET OUTLOOK

North Asian markets such as South Korea and Taiwan decreased the most during the year and we believe they represent compelling investment opportunities based on valuation. Larger markets such as South Korea, Taiwan, Hong Kong and Singapore (particularly in that order) are all showing a significant undervaluation (based upon our dividend discount model). We believe the risk lies on the upside over the next six to 12 months. Asian markets are already pricing in a slowdown in the U.S. and given our own central expectations for a global "soft landing," we believe Asia may still demonstrate robust macro growth in 2001. Most corporate earnings have also factored in a slowdown from the U.S. As a result, we should see Asian markets perform well despite a slowdown in the U.S. in 2001, as this is already being reflected in share prices and we think the current risk reward profile for the region looks favorable.

In our view, the two major themes going into 2001 include U.S. interest rate declines and liquidity. As U.S. interest rates start to decline as early as January 2001, we believe this bodes extremely well for markets like Hong Kong and to a lesser extent, Singapore. We also believe there will be successive interest rate cuts and we remain overweight in banks and properties mainly in Hong Kong, Singapore and Korea.


----------
/6/ The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities (net asset value).

On a three- to six-month basis, we continue to favor countries such as Hong Kong, China, Korea, India, Singapore and to a lesser extent, Taiwan. In our opinion, liquidity should pick up as a result of easing of rates. As we approach the second half of 2001, we will look to own a few, what we deem to be, quality technology companies in the region that may have been oversold and have already discounted many of the slowdown effect in the U.S. And while no assurances can be made regarding a U.S. economic recession, we expect earnings revision to pick up for quality technology companies into the second half of 2001.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Portfolio Highlights#

Composition of portfolio as of
December 31, 2000

                     Common Stock 97%


                     Equity Linked
                     Securities 3%

   Breakdown By
   Country#

   Hong Kong             29.1%

   South Korea           16.9%

   Taiwan                15.6%

   China                 13.6%

   Singapore             12.6%

   India                  6.9%

   Malaysia               5.3%

Portfolio holdings may vary.

HISTORICAL PERFORMANCE (unaudited)
ASIA GROWTH FUND -- CLASS A, B 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with MSCIAC Asia Free Ex-Japan
Index

                Class A        Class B      Class 2       Class O       MSCI AC
   5/6/96         9,425        10,000         9,901        10,000        10,000
   Dec-96         9,913         9,965        10,261        10,531         9,679
   Dec-97         7,380         7,442         7,671         7,863         5,778
   Dec-98         6,413         6,486         6,620         6,857         5,328
   Dec-99        12,501        12,609        12,796        13,378         8,629
 12/31/00         8,367         8,407         8,496         8,975         5,590

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

ASIA GROWTH FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)

Class A Shares          Without Sales Charges       With Sales Charges*
 ................................................................................
Since Inception                  (2.53)%                   (3.76)%
(5/6/96)
3 year                             4.27%                     2.22%
1 year                          (33.07)%                  (36.90)%
 ................................................................................

Class B Shares
 ................................................................................
Since Inception                  (3.26)%                   (3.66)%
(5/6/96)
3 year                             3.46%                     2.52%
1 year                          (33.60)%                  (36.92)%
 ................................................................................

Class 2 Shares
 ................................................................................
Since Inception                  (3.23)%                   (3.44)%
(5/6/96)
3 year                             3.46%                     3.09%
1 year                          (33.60)%                  (34.95)%
 ................................................................................

Class O Shares
 ................................................................................
Since Inception                  (2.30)%                   (2.30)%
(5/6/96)
3 year                             4.51%                     4.51%
1 year                          (32.92)%                  (32.92)%

================================================================================

                         See page 31 for all footnotes.

[GRAPHIC]

SALOMON BROTHERS
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The International Equity Fund's ("Fund") Class A shares, without and with sales charges posted negative total returns of 23.14% and 27.55%, respectively, for the year ended December 31, 2000. In comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE")/2/ returned negative 14.17% for the same period. Past performance is not indicative of future results.

In December 2000, non-U.S. markets in U.S. dollars, which are represented by MSCI EAFE, rose by 3.7%. The Japanese market in U.S. dollars fell by 6.0%. The Pacific markets (excluding Japan) rose by 5.3%. European markets increased by 6.9%. The best-performing major market for the month of December was Hong Kong, up 10.1%.

The divergence between growth and value has been the most marked in 2000. In Japan, MSCI EAFE growth stocks declined by 43% while value stocks fell by 11%. In Europe, growth companies fell by 17% and value stocks declined by 0.7%.

During the period, the Fund focused exclusively on growth3 companies in growth industries. Unfortunately, December was a disappointing month. In our opinion, investors sold highly liquid, information technology related companies for tax loss purposes although the myriad number of negative preannouncements by major U.S. technology companies certainly did not help.

MARKET OUTLOOK

We continue to review all of the Fund's holdings to make sure that each company's earnings estimates are positive and are deemed to have the potential to exceed our market estimates. In our opinion, the fact that the three negative elements of rising interest rates, rising oil prices and weakness in the euro which have now been reversed, should provide the backdrop for a sustainable rise in select stock share prices in 2001. (Of course, no guarantees can be given that our expectations will come true.)

INVESTMENT OBJECTIVE
AND STRATEGY

The International Equity Fund seeks long-term growth of capital by investing in equity securities of non-U.S. issuers throughout the world. We follow a disciplined investment process that emphasizes individual security selection. Our investment focus is on companies that participate in growth industries and are deemed to be able to deliver, sustainable and above average growth in earnings per share over a two- to three-year time horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with a particular company's senior management.

Under normal market conditions, the Fund is generally diversified among a number of different countries by investing at least 65% of its total assets in at least three countries. We invest mainly in medium and large-sized companies. Although the Fund emphasizes investments in developed markets, it may also invest up to 15% of its assets in companies located in developing markets.

We employ a strict valuation discipline to possibly ensure that the Fund does not overpay for potential earnings growth. We closely monitor our investments for possible changes in company or industry fundamentals. Portfolio turnover/1/ is typically low, and the average holding for the Fund is currently three years.


THE FUND MANAGERS

The Fund is managed by Citibank, N.A., through its Citibank Global Asset Management ("CGAM") division.

----------
/1/ Turnover is a measure of the Fund's trading activity during its previous fiscal year, expressed as a percentage of its average total assets. There is no assurance that the Fund will maintain its current level of turnover.
/2/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
/3/ Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.

The following graph depicts the performance of the International Equity Fund versus the Morgan Stanley Capital International EAFE Index. It is important to note that the International Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
INTERNATIONAL EQUITY FUND--CLASS A, B, 2, AND O SHARES
Comparison of $10,000 Investment in the Fund with MSCI EAFE Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                                       MSCI EAFE
               Class A        Class B       Class 2       Class O        Index
  10/25/99       9,425        10,000         9,901        10,000        10,000
  12/31/99      11,772        11,970        12,237        12,490        11,276
   6/30/00      10,688        10,780        11,058        11,350        10,818
  12/31/00       9,048         9,130         9,406         9,620         9,679

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of December 31, 2000

                                    [GRAPH]

                         Common Stock             95%
                         Short-Term Investments    5%

--------------------------------------------------------------------------------
Breakdown By Country#
--------------------------------------------------------------------------------

United Kingdom        32.0%

Japan                 17.6%

Netherlands            9.2%

Ireland                6.5%

Spain                  5.6%

Italy                  5.5%

Canada                 5.3%

Finland                3.3%

France                 2.6%

Germany                2.6%

Switzerland            2.5%

Hong Kong              2.3%

================================================================================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges     With Sales Charges*

Since Inception (10/25/99)         (3.39)%                     (8.10)%
1 Year                            (23.14)%                    (27.55)%

Class B Shares

Since Inception (10/25/99)         (4.16)%                     (7.41)%
1 Year                            (23.74)%                    (27.55)%

Class 2 Shares

Since Inception (10/25/99)         (4.24)%                     (5.04)%
1 Year                            (23.76)%                    (25.30)%

Class O Shares

Since Inception (10/25/99)         (3.22)%                     (3.22)%
1 Year                            (22.98)%                    (22.98)%

================================================================================

                        See page 31 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Small Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase similar to that of the companies included in the Russell 2000 Index ("small cap companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of small cap companies.

--------------------------------------------------------------------------------
THE  FUND  MANAGERS
--------------------------------------------------------------------------------

The Fund is managed by an experienced team of managers.

SALOMON BROTHERS
Small Cap Growth Fund

PERFORMANCE UPDATE
The Small Cap Growth Fund's ("Fund") Class A shares, without sales charges and with sales charges, posted total returns of 14.08% and 7.53%, respectively, for the year ended December 31, 2000. In comparison, the Russell 2000 Index/1/ and the Russell 2000 Growth Index/2/ posted negative returns of 3.02% and 22.43%, respectively, for the same period. Past performance is not indicative of future results.

STRATEGY HIGHLIGHTS
We employ bottom-up/3/ fundamental research to identify high-quality, small-growth companies that in our view are expected to deliver sustainable revenue and earnings growth. The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth Index. We allow for flexibility in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings versus the Russell 2000 Index.

We seek to focus on companies with strong, or significantly improving financials: rising revenues and margins, return on equity, strong balance sheets and the ability to internally fund their growth plans through operating cash flow. However, we do consider exceptions where we find outstanding growth opportunities and expect solid future profits.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a price-to-earnings ratio ("P/E")/4/ at or below its earnings growth rate. We will sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

MARKET OVERVIEW AND PORTFOLIO HIGHLIGHTS
Although small-cap stocks moderately outperformed large-cap stocks during a volatile year 2000 (e.g., the Russell 2000 Index posted a negative 3.02% return versus a decline of 9.0% for the Standard and Poor's 500 Index ("S&P 500")/5/), our universe of small-cap growth stocks sharply underperformed small cap value stocks for the Fund's fiscal year.

----------
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
/2/ The Russell 2000 Growth Index is a capitalization-weighted index composed of the Russell 2000 Index with higher price-to-book ratios and higher than forecasted growth values relative to the Russell 2000 as a whole. Please note that an investor cannot invest directly in an index.
/3/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
/4/ The P/E ratio is the price of a stock divided by its earnings per share.
/5/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

For the year ended December 31, 2000, the Russell 2000 Growth Index fell 22.4%, while the Russell 2000 Value Index rose 22.8%, with most of the gap occurring in the second half of the year. This trend was consistent with the broader stock market, but the performance difference between growth and value stocks was much wider in the small cap universe. The year was characterized by a major shift in market psychology and leadership away from the high-growth "dot-com" sector that had driven the Nasdaq Composite Index/6/ upward from late 1998 into the early months of 2000.

Biotechnology and genomics stocks -- another highly speculative group -- joined the rally in January and February, as many investors grew excited about investment opportunities related to the mapping of the human genome. Both sectors, and high-growth stocks with high P/E ratios generally, began to fall precipitously in March as the Federal Reserve Board ("Fed") continued to raise interest rates to combat the perceived threat of inflation in a robust U.S. economy. In addition, investors were growing skeptical about the sustainability of pure dot-com business models and the easy availability of capital for exciting "story" stocks without near-term profits quickly evaporated.

After a late-spring Nasdaq Composite Index recovery and relative market stability during the summer, technology stocks began to go down once again during the autumn months. Weakness spread beyond the Internet sector, as corporate spending on technology began to slow markedly along with the U.S. economy. In the final tally, nearly all the year's decline in the Russell 2000 Growth Index was attributable to the broad technology sector. Telecommunications and consumer cyclicals also posted significant declines, while notable strength came from healthcare (including many biotechnology and genomics companies, which hung on to much of their first-half gains), energy, financials and capital goods.

Stock selection was the dominant factor driving the Fund's solid performance relative to the Russell 2000 Index, with particular strength in technology, healthcare, financials, communications and consumer cyclicals. The Fund also benefited from an underweighted position in technology and an over-weighting in energy stocks during the second half of the year. 2000 was a challenging litmus test for our team-management process, which is driven by the bottom-up stock picking of our sector managers.

----------
/6/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

We were pleased to have delivered a 14.08% positive return while our benchmark declined, but even more proud that we performed consistently with lower peak-to-trough swings. (Of course, past performance is not indicative of future results.) The Fund did not "give it all back" after the early-year market gains fizzled. And while no guarantees can be given, this demonstrates how we hope to achieve long-term investment success: use sector experts to find the best possible stocks within their respective areas of coverage. And while no assurance can be made, our sector managers may be in a better position than the typical small cap generalist manager to understand the opportunities and risks associated with their industries, and have proven themselves unwilling to buy low-quality companies just because their stocks are going up. This consistent emphasis on fundamentals -- not fads -- kept us out of serious trouble as the year 2000 wore on and most of the pure "story" stocks without sustainable business models went down. (Again, past performance is not indicative of future results.)

In addition, we did not abandon stocks with strong company fundamentals in sectors that were temporarily out of favor. Instead we remained broadly diversified, which added to relative portfolio stability in a year characterized by frequent and often dramatic sector rotations.

MARKET OUTLOOK
As we enter 2001, we remain cautious about the near-term prospects for technology and other economy-sensitive sectors due to the slowing U.S. economy. Yet we do expect economic growth to re-accelerate in the second half of 2001, aided by the Fed's monetary easing that started with a 50 basis point rate cut on January 3, 2001./7/ In our opinion, this should help stock prices generally, including those of small cap growth companies.

We anticipate adding selectively to our technology holdings over the course of 2001 as we see attractive opportunities in specific stocks. In addition we expect to add to our healthcare positions, including biotechnology stocks, using pullbacks as buying opportunities. Overall, we plan to continue to emphasize quality companies and broad diversification, both of which helped us to somewhat limit our losses during the several sharp market downdrafts of 2000, while still enabling us to participate in market rallies.

----------
/7/ On January 31, 2001, after this commentary was written, the Fed cut interest rates an additional one-half point.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index and the Russell 2000 Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

++ It is the opinion of management that the Russell 2000 Growth Index more accurately reflects the current composition of the Small Cap Growth Fund than the Russell 2000 Index. In future reporting, the Russell 2000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2000 Index.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
SMALL CAP GROWTH FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Russell 2000 Index and the Russell 2000 Growth Index++
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class A       Class B       Class 2       Class O       Russell 2000 Index       Russell 2000 Growth Index
  7/1/98         9,425        10,000         9,901        10,000            10,000                      10,000
  Dec-98        10,924        11,050        11,346        11,600             9,288                       9,599
  Dec-99        17,207        17,635        17,887        18,317            11,261                      13,735
12/31/00         19629         20123         20247         20974             10921                      10,655

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of December 31, 2000

                                    [GRAPH]

                         Common Stock             85%
                         Short-Term Investments   13%
                         Convertible Securities    2%

--------------------------------------------------------------------------------
Top Holdings
--------------------------------------------------------------------------------

OM Group, Inc.

SEACOR SMIT Inc.

Aeroflex Inc.

Siebel Systems, Inc.

BioChem Pharma Inc.

Commerce Bancorp, Inc.

Dobson Communications Corp., Class A Shares

Michael Foods, Inc.

Pogo Producing Co.

Wendy's International, Inc.

================================================================================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Class A Shares              Without Sales Charges       With Sales Charges*

Since Inception (7/1/98)          34.08%                      30.95%
1 year                            14.08%                       7.53%

Class B Shares

Since Inception (7/1/98)          33.04%                      32.25%
1 year                            13.24%                       9.16%

Class 2 Shares

Since Inception (7/1/98)          33.11%                      32.58%
1 year                            13.19%                      11.27%

Class O Shares

Since Inception (7/1/98)          34.39%                      34.39%
1 year                            14.36%                      14.36%

================================================================================

                        See page 31 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investments in securities which the managers believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in common stocks or securities convertible into common stocks. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO] Ross S. Margolies, Managing Director and Portfolio Manager at Salomon
        Brothers Asset Management Inc, has 19 years of investment industry experience in the equity,convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

[PHOTO] Robert M. Donahue, Jr., Managing Director and Co-Portfolio Manager at
        Salomon Brothers Asset Management Inc., has 7 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

SALOMON BROTHERS
Capital Fund

PERFORMANCE UPDATE
The Capital Fund's ("Fund") Class A shares, without and with sales charges, posted total returns of 18.93% and 12.10%, respectively, for the year ended December 31, 2000. In comparison, the Russell 3000 Index/1/ and the Standard and Poor's 500 Index ("S&P 500")/2/ both posted negative returns of 7.46% and 9.10%, respectively, for the same period. Past performance is not indicative of future results.

PERFORMANCE OVERVIEW & INVESTMENT STRATEGY
The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multi-cap" strategy in that we invest in large-, small- and mid-size companies. It is also known as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out-of-favor value stocks that can blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market finally recognizes their true potential.

Because it owns some stocks from most categories, the Fund has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy. (Of course, investors can also lose money in the Fund if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.)

Another aspect of our core investment style is a bottom-up/3/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our exhaustive financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales?--a sign that current sales may overstate the long-term trend) and is used as a framework for valuation and

----------
/1/ The Russell 3000 Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.

/2/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

/3/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

risk assessment. These and other factors are the basis of our stock-selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we think we have another role in addition to stock picking; we need to make sure that the individual security selections in the portfolio meet a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, our best ideas in the Fund generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market returns when executed properly. (Of course, past performance is not indicative of future results.)

At the same time we always factor in excess risk. A good idea that has a very high-risk profile will get a lower weighting, such as 1% of the portfolio, in order to diversify risk and to help dampen portfolio volatility. And while no guarantees can be made, in this way we look to take on individual risks on behalf of our shareholders while seeking to avoid an overly risky portfolio. Diversification does not assure against market loss.

MARKET OVERVIEW AND OUTLOOK
What a difference a year makes. When we review 2000, and the update we provided you in last year's annual report, everything has indeed changed. While the first ten weeks of 2000 were a continuation of the trends of 1999, an abrupt sell-off in biotechnology stocks triggered a change in market psychology spreading to all momentum areas such as technology. Nearly all the trends of 1999 were reversed as the year unfolded.

As a result, after their 1999 period of perceived obsolescence, the tried and true ways of running companies and investing in their stocks made a roaring comeback. No longer were unprofitable sales and theoretical business plans more important than actual cash flow and profit. Stocks of companies that produced increasing losses declined while stable growers were rewarded. Companies with solid business strategies, low barriers to entry, low cost structures, and experienced management teams came back with a vengeance. The Fund, which continues to be managed in the traditional fashion of using fundamental analysis and stock selection, outperformed the S&P 500 during the period despite a challenging environment. (Past performance is not indicative of future results.)

When we look at the top ten contributors to last year's performance we see a diversified mix of companies that had contributions ranging from almost 1% to over 4%. These included companies from the consumer, technology, healthcare, energy and industrial sectors. As previously noted, this diversification of investment ideas is the hallmark of the Fund's strategy. By having a mix of investments from different, often uncorrelated areas, we seek to create a portfolio that seeks to generate a potential for higher return without increasing volatility.

Looking forward to 2001, we see many of the long-term trends from 2000 intact while others are at a point of changing. While the economic trend appears to be changing for the worse, we still believe that the Internet is one of the major technological innovations of our lifetimes. Likewise, we still believe that established companies will be the primary beneficiaries of the Internet as they implement new technology to increase sales and reduce costs. The "dot.com" bubble of 1999-2000 is fast unfolding and it is now clear to almost everyone that these start-ups will not inherit the earth. That said, with all the capital devoted to this new technology, some good ideas have emerged.

When you look though the Fund's portfolio you will notice that for the first time we have added some meaningful positions in Internet related companies. True to our style, we have not bought concept stocks but instead focused on established Internet infrastructure companies such as:

 .    Genuity Inc.-- One of the Tier One Internet backbone's predecessor companies was involved with forming the Internet;

 .    UnitedGlobalCom Inc. and NTL Inc. -- These cable companies are rolling out telephony and Internet access in their European markets, developing a "triple play" strategy of offering media, telephony and internet access all in one bundled package; and

 .    Verizon Communications Inc. and SBC Communications Inc. -- These "baby
     Bells" offer portfolios of telecom services including high speed Internet access through DSL (Digital Subscriber Line) technology.

Moreover, we owned special situations like "dot.com" type companies based on hard asset values. Our Doubleclick Inc. and Amazon.com Inc. convertible positions represent "busted" convertibles. These bonds still have equity sensitivity but have declined in value to the point their market prices are well exceeded by the cash on the balance sheets of their issuing companies. Their yield to maturity at year end prices were 16.98% and 20.99% respectively. In a similar vein, our Viant Corp. position is trading at roughly net cash per share, valuing the rest of the business at nothing.

In our investment strategy we do not expect all of these positions to generate high return potential. If we are correct, some of them may be top performers. At the same time, due to the depressed prices and strong asset coverage of our purchases, we have sought to reduce the potential losses from our mistakes while seeking significant upside potential from these purchases. Additionally, we maintain relatively small (about 1%) positions in what we believe to be the riskiest securities in order to further diversify risk. (Past performance is not indicative of future results.)

When you look at the top ten positions in the portfolio at the end of 2000, you will notice some concentration, such as stocks that will do well in a difficult economic environment (consumer staples and healthcare), stocks that do well when the economy starts to recover (retailers), and stocks with depressed valuations (telecommunication services). These are the direct result of our careful analysis of the upside potential and business risks of the companies on an individual basis. In our investment style, themes develop by summing the individual picks, not the other way around.

Despite the Fund's positive performance in technology last year, we have relatively low weights in this sector due to deteriorating fundamentals that at year-end were not fully reflected in stock prices. As the market starts to recognize the difficulty that many technology companies will face in the 2001 through early 2002 period, we think an opportunity may emerge to add to mainstream stocks in this sector. And while no guarantees can be given, we are also positive about the long-term prospects for our telecommunications services holdings. Moreover, we are bullish on the potential of our healthcare service holdings because of consolidation, demographics, and recently enacted Medicare reimbursement legislation. (Of course, there are no guarantees that our expectations will be met and our holdings and weighting of these holdings in the portfolio are subject to change.)

Whether our investment style is in favor, such as during the last nine months of 2000, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. (Of course, no assurances can be given that this will in fact occur.)

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
CAPITAL FUND -- CLASS A,B, and 2 SHARES
Comparison of $10,000 Investment in the Fund with Russell 3000 Index
--------------------------------------------------------------------------------

                       Class A       Class B     Class 2      Russell 2000

        11/1/96         9,425        10,000         9,901        10,000
         Dec-96        10,154        10,311        10,572        10,576
         Dec-97        12,836        13,137        13,390        13,938
         Dec-98        15,877        16,273        16,415        17,303
         Dec-99        19,546        19,957        20,051        20,919
         Dec-00        23,246        23,716        23,667        19,359

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
CAPITAL FUND -- CLASS O SHARES
Comparison of $10,000 Investment in the Fund with Russell 3000 Index
--------------------------------------------------------------------------------

                      Class O     Russell 3000

         Dec-90        10,000        10,000
         Dec-91        13,344        13,366
         Dec-92        13,972        14,660
         Dec-93        16,371        16,253
         Dec-94        14,053        16,283
         Dec-95        18,956        22,276
         Dec-96        25,275        27,137
         Dec-97        32,038        35,764
         Dec-98        39,673        44,394
         Dec-99        48,973        53,676
         Dec-00        58,375        49,672

Past performance is not predictive of future performance.

The graphs above depict the performance of the Capital Fund and the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 2000

          [GRAPH]

Common Stock             86%
Convertible Securities    3%
Short-Term Investments   11%

--------------------------------------------------------------------------------
Top Stock Holdings
--------------------------------------------------------------------------------

Federated Department Stores, Inc.
Costco Wholesale Corp.
Hormel Foods Corp.
Verizon Communications
Safeway Inc.
FleetBoston Financial Corp.
The Pepsi Bottling Group, Inc.
Merck & Co., Inc.
WorldCom, Inc.
Alcoa Inc.
================================================================================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
CAPITAL FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------
Class A Shares             Without Sales Charges    With Sales Charges*

Since Inception (11/1/96)         24.21%                   22.45%
3 year                            21.89%                   19.51%
1 year                            18.93%                   12.10%

Class B Shares

Since Inception (11/1/96)         23.29%                   23.04%
3 year                            20.94%                   20.26%
1 year                            18.06%                   13.06%

Class 2 Shares

Since Inception (11/1/96)         23.28%                   22.98%
3 year                            20.91%                   20.51%
1 year                            18.04%                   15.87%

Class O Shares

10 year                           19.30%                   19.30%
5 year                            25.23%                   25.23%
3 year                            22.14%                   22.14%
1 year                            19.20%                   19.20%
================================================================================
                         See page 31 for all footnotes.

[GRAPHIC]


PERFORMANCE OBJECTIVE AND STRATEGY
The Large Cap Growth Fund seeks long-term growth of capital by investing in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States stock markets or traded on recognized markets in the U.S.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The Fund may also invest up to 10% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings per share growth, earnings per share growth consistency, sales growth, return on shareholder equity and strength of balance sheet.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by Citibank, N.A., through its Citibank Global Asset Management (CGAM) division.
--------------------------------------------------------------------------------

SALOMON BROTHERS

Large Cap Growth Fund

PERFORMANCE UPDATE
The Large Cap Growth Fund's ("Fund") Class A shares, without and with sales charges, posted negative total returns of 15.99% and 20.81%, respectively, for the year ended December 31, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned a negative 9.10% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
In December, the S&P 500 had a modest gain of 0.49%. For the sixth consecutive month, value stocks performed better than growth stocks by a wide margin, as the Standard & Poor's Barra Value Index ("S&P Barra Value Index")/2/ gained 5.15% while the Standard & Poor's Barra Growth Index ("S&P Barra Growth Index")/3/ fell 4.35%.

For December, there was a continued rotation out of technology stocks into more defensive sectors, sending the Nasdaq Composite Index/4/ down another 5% after plummeting 23% in November. Moreover, technology and telecommunications were the only sectors posting negative returns for the month. Basic industries, financials and utilities showed the strongest performance.

In the latter part of the period, the Fund's overweight positions in healthcare and financial company stocks helped its relative performance, while the Fund's holdings in technology stocks detracted from it's performance. In December, we trimmed one of the Fund's pharmaceutical positions. At the end of December, the Fund's top five holdings were General Electric Co., Exxon Mobil Corp., American International Group, Inc., Pfizer Inc., and Johnson & Johnson.


----------
/1/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot directly invest in an index.
/2/ The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot directly invest in an index.
/3/ The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot directly invest in an index.
/4/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

MARKET OUTLOOK
In 2001, we expect both inflation and growth to fall noticeably from its 1999 to 2000 pace. We think the slowest period should be in the first half of the year. Declining consumer confidence has negatively impacted retail sales and that in turn has contributed to a slowdown in manufacturing. We think the weakness in consumer spending may be attributed to stock market turmoil, a low national savings rate, high energy prices and high mortgage rates.

Going forward, we expect energy prices and mortgage rates should moderate and may help consumers. However, a low savings rate in the U.S. may continue to act as a drag on consumer spending. Moreover, we believe that the Federal Reserve Board may move the federal funds rate ("fed funds rate")/5/ into the 5% range over the course of 2001.


----------
/5/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
LARGE CAP GROWTH FUND -- CLASS A, B and 2 SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

                       Class A      Class B       Class 2     S&P 500 Index
       10/25/99         9,425        10,000         9,901        10,000
          12/99        10,537        10,670        10,950        11,385
           6/00        10,174        10,235        10,539        11,336
       12/31/00         8,852         8,940         9,229        10,349

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
LARGE CAP GROWTH FUND -- CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

                      Class O     S&P 500 Index

       10/26/99        10,000        10,000
          12/99        11,180        11,489
           6/00        10,815        11,440
       12/31/00         9,422        10,443

Past performance is not predictive of future performance.

The graphs above depict the performance of the Large Cap Growth Fund versus the Standard & Poor's 500 Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 2000

    [GRAPH]

Common Stock 100%

--------------------------------------------------------------------------------
   Top Holdings
--------------------------------------------------------------------------------

General Electric Co.
American International Group, Inc.
Exxon Mobil Corp.
Pfizer Inc.
Johnson & Johnson
Microsoft Corp.
Merck & Co., Inc.
Cisco Systems, Inc.
Wal-Mart Stores, Inc.
Eli Lilly & Co.
================================================================================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------
Class A Shares            Without Sales Charges    With Sales Charges*

Since Inception (10/25/99)      (5.16)%                     (9.79)%
1 Year                         (15.99)%                    (20.81)%

Class B Shares

Since Inception (10/25/99)      (5.85)%                     (9.03)%
1 Year                         (16.64)%                    (20.80)%

Class 2 Shares

Since Inception (10/25/99)      (5.76)%                     (6.55)%
1 Year                         (16.47)%                    (18.11)%

Class O Shares

Since Inception (10/26/99)      (4.91)%                     (4.91)%
1 Year                         (15.73)%                    (15.73)%
================================================================================
                         See page 31 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Investors Value Fund seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies with good growth potential at reasonable prices.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------
John B. Cunningham,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 11 years of financial industry experience. Mr. Cunningham is responsible for the day-to-day management of the Fund.

Mark McAllister,
Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

SALOMON BROTHERS

Investors Value Fund

PERFORMANCE UPDATE

The Investor Value Fund's ("Fund") Class A shares, without and with sales charges, posted total returns of 14.93% and 8.34%, respectively, for the year ended December 31, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned a negative 9.10% for the same period. Past performance is not indicative of future results.

We use a bottom-up/2/ approach with respect to stock selection. In particular, we look for high-quality companies with good managements, attractive valuations and catalysts for stock price appreciation potential. We support our extensive fundamental analysis with proprietary quantitative risk management tools to help us manage risk.

Our stock selection process relies heavily on our internal team of analysts for stock recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.

MARKET REVIEW

The stock market retreated from its five-year streak of 20% plus returns last year as the S&P 500 declined 9.10%. In several respects, the stock market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks (primarily in the technology sector) that had fueled the stock market's performance in prior years penalized performance in 2000. Overall, the technology sector of the S&P 500, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst performing sector in 1999, was the best performing sector in 2000, posting a 54% return. Value stocks, which had underperformed for several years, had a strong year. The Standard & Poor's Barra Value Index ("S&P Barra Value Index")/3/ gained 6.08% versus a 22.08% decline in the Standard and Poor's Barra Growth Index ("S&P Barra Growth Index")./4/


----------
/1/ The S&P 500 Index ("S&P 500") is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot directly invest in an index.

/2/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

/3/ The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot directly invest in an index.

/4/ The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot directly invest in an index.

In our view, the S&P 500 was vulnerable because a number of the largest stocks in the S&P 500 had very high valuations. As some of those stocks faltered, they had a significant impact on the S&P 500 due to its market capitalization weighting. For example, Microsoft Corp., Lucent Technologies Inc., WorldCom Inc., Dell Computers Corp. and AOL-Time Warner Corp. all declined more than 50%. Microsoft, which represented 4.9% of the S&P 500 at the beginning of 1999, fell 63%. On an unweighted basis, the S&P 500 actually rose 12% during the year, which demonstrates the negative impact that many large-cap stocks had on the S&P 500.

The market started 2000 with the same strong momentum that had driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by early March investors began to take profits. The Nasdaq Composite Index,/5/ which had been up as much as 24% in the first ten weeks of the year, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials and consumer staples benefited from the rotation out of technology. Technology stocks rallied in August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

At the beginning of 2000, the Fund took advantage of the market's fixation on the technology sector by continuing to reduce its holdings in this sector and adding to sectors that had fallen out of favor like healthcare, financials and consumer staples. The Fund benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring. The Fund remained well overweight in consumer staples throughout the year, which aided performance.

The top five contributors to the Fund's performance during the period all came from the consumer staples sector. They included Nabisco Group Holdings, Pepsi Bottling Group Inc., R.J. Reynolds Tobacco Holdings, Inc., Philip Morris Co. Inc. and Safeway Inc. These five stocks accounted for more than half of the Fund's performance. As in the broad market, technology and telecommunication stocks penalized performance. WorldCom Inc., National Semiconductor Corp., Gateway Inc., Compaq Computer Corp. and Computer Associates International, Inc. filled out the bottom of the list.


----------
/5/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

MARKET OUTLOOK

We expect the stock markets to remain choppy in the first half of 2001. The economy is clearly decelerating much more quickly than most people had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although the Federal Reserve Board is anticipated to continue cutting interest rates, these interest rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the stock markets as the economy recovers. Lower interest rates, lower energy costs and stabilization of the stock markets should help moderate the economic slowdown that we project for the first half of the year.

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to select technology positions. We are currently focused on adding to positions that we believe will perform better as the economy recovers. Overall, and while no guarantees can be made, we believe that the Fund is well positioned for this type of environment.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
INVESTORS VALUE FUND -- CLASS A, B and 2 SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

                       Class A       Class B       Class 2       S&P 500

         1/3/95         9,425        10,000         9,898        10,000
         Dec-95        12,756        12,950        13,214        13,753
         Dec-96        16,620        16,981        17,208        16,910
         Dec-97        20,973        21,474        21,545        22,550
         Dec-98        24,156        24,576        24,624        28,999
         Dec-99        26,926        27,306        27,252        35,098
       12/31/00        30,945        31,298        31,116        31,904

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
INVESTORS VALUE FUND -- CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

                       CLASS O       S&P 500

         Dec-90        10,000        10,000
         Dec-91        12,931        13,040
         Dec-92        13,890        14,032
         Dec-93        15,999        15,444
         Dec-94        15,798        15,646
         Dec-95        21,389        21,518
         Dec-96        27,925        26,457
         Dec-97        35,317        35,280
         Dec-98        40,770        45,370
         Dec-99        45,551        54,912
         Dec-99        52,491        49,915

Past performance is not predictive of future performance.

The graphs above depict the performance of the Investors Value Fund versus the Standard & Poor's 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.The comparisons are shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 2000

         [GRAPH]

Common Stock              91%
Short-Term Investments     9%

--------------------------------------------------------------------------------
  Top Stock Holdings
--------------------------------------------------------------------------------
Verizon Communications
Federated Department Stores, Inc.
The Bank of New York Co., Inc.
Alcoa, Inc.
Washington Mutual, Inc.
Kimberly-Clark Corp.
International Business
Machines Corp.
The Pepsi Bottling
Group, Inc.
Costco Wholesale Corp.
FleetBoston Financial Group, Inc.
================================================================================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
INVESTORS VALUE FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Class A Shares          Without Sales Charges           With Sales Charges*

Since Inception (1/3/95)       21.95%                           20.75%
5 year                         19.39%                           17.99%
3 year                         13.84%                           11.62%
1 year                         14.93%                            8.34%

Class B Shares

Since Inception (1/3/95)       21.04%                           20.98%
5 year                         18.48%                           18.27%
3 year                         12.98%                           12.22%
1 year                         14.15%                            9.23%

Class 2 Shares

Since Inception (1/3/95)       21.06%                           20.86%
5 year                         18.51%                           18.26%
3 year                         13.03%                           12.66%
1 year                         14.18%                           12.04%

Class O Shares

10 year                        18.03%                           18.03%
5 year                         19.67%                           19.67%
3 year                         14.12%                           14.12%
1 year                         15.24%                           15.24%
================================================================================
                         See page 31 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund, seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high- yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility. Diversification does not assure against market loss.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------
George J. Williamson,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 40 years of investment industry experience in the equity markets. Mr.Williamson is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS

Balanced Fund

PERFORMANCE UPDATE

The Balanced Fund's ("Fund") Class A shares, without and with sales charges, posted total returns of 7.92% and 1.72%, respectively, for the year ended December 31, 2000. In comparison, the Standard and Poor's 500 Index
("S&P 500")/1/ returned a negative 9.10% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND STRATEGY HIGHLIGHTS

Our investment philosophy can be characterized by the growth at a reasonable price ("GARP") approach. We seek to invest in what we deem to be high-quality growth stocks at prices that we think make sense over the long term. Our selection process consists of continuous review of a large number of companies that fit the criteria of a strong company in a growth industry. We attempt to bring together Salomon Brothers Asset Management's renowned bond market expertise in the context of a large-cap stock strategy.

During the period, the Fund's portfolio consisted of 47% in common stocks and 50% in bonds, in line with the Fund's investment objective of providing income return in addition to the opportunity for above average capital appreciation. The bond portion of the Fund is positioned 6% in convertible issues, 6% high-yield bonds and 30% in U.S. Treasury and investment-grade bonds./2/

During the period, we think the combination of 11% convertibles issues and 50% common stocks provided the Fund with significant capital appreciation potential within a conservative investment framework.

In our view, the speculative bubble in the stock markets was deliberately deflated with tight Fed monetary policy and we anticipate a gradual improvement in the economy throughout 2001. We expect major international economies to show a similar pattern.


----------
/1/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot directly invest in an index.

/2/ Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

The Fund's stock portion continues to emphasize what we deem to be high-quality companies that have demonstrated growth over a substantial number of years. As of December 31, 2000, the largest holdings in order of size were: Verizon Communications, Exxon Mobil Corp., SBC Communications Inc., International Business Machines Corp., Avon Products, Inc., Reliant Energy, Inc., American Home Products Corp., Amerada Hess Corp., Halliburton Co. and Arden Realty, Inc.

The following graph depicts the performance of the Balanced Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index/1/, the Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
BALANCED FUND -- CLASS A, B, 2 and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG"). Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index
--------------------------------------------------------------------------------


                      Class A        Class B      Class 2       Class O       S&P 500        SB BIG        Blend
        9/11/95         9,425        10,000         9,901        10,000        10,000        10,000        10,000
         Dec-95        10,052        10,144        10,448        10,689        10,602        10,434        10,518
         Dec-96        11,895        12,099        12,390        12,725        13,035        10,811        11,923
         Dec-97        14,161        14,467        14,634        15,183        17,383        11,852        14,618
         Dec-98        15,062        15,278        15,435        16,182        22,355        12,886        17,620
         Dec-99        15,546        15,755        15,807        16,734        27,056        12,779        19,917
         Dec-00        16,779        16,987        16,940        18,093        24,594        14,260        19,427

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 2000

                  [GRAPH]

Common Stock                               47%
Corporate Bonds                            15%
Convertible Securities                     11%
Asset-Backed Securities                     3%
U.S. Government Agencies and Obligations   15%
Short-Term Investments                      9%

--------------------------------------------------------------------------------
Top Stock Holdings
--------------------------------------------------------------------------------
Verizon Communications
Exxon Mobil Corp.
SBC Communications Inc.
International Business Machines Corp.
Avon Products, Inc.
Reliant Energy, Inc.
American Home Products Corp.
Amerada Hess Corp.
Halliburton Co.
Arden Realty, Inc.
================================================================================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
BALANCED FUND
Average Annual Total Returns for Period Through December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Class A Shares             Without Sales Charges     With Sales Charges*

Since Inception (9/11/95)        11.48%                      10.25%
5 year                           10.79%                       9.49%
3 year                            5.81%                       3.75%
1 year                            7.92%                       1.72%

Class B Shares

Since Inception (9/11/95)        10.63%                      10.51%
5 year                            9.93%                       9.65%
3 year                            4.98%                       4.09%
1 year                            7.10%                       2.10%

Class 2 Shares

Since Inception (9/11/95)        10.65%                      10.45%
5 year                            9.94%                       9.71%
3 year                            5.00%                       4.65%
1 year                            7.16%                       5.09%

Class O Shares

Since Inception (9/11/95)        11.83%                      11.83%
5 year                           11.10%                      11.10%
3 year                            6.02%                       6.02%
1 year                            8.11%                       8.11%
================================================================================
                         See page 31 for all footnotes.

FOOTNOTES

/1/ The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 1998, the combined Index returns are for the period October 1, 1995 through December 31, 2000.

* Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

#    As a % of total investments.

GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
December 31, 2000
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 97.0%

 China -- 13.6%
    52,000 China Mobile (Hong Kong) Ltd. (a)......................   $   284,004
   260,000 China Resource Enterprise Ltd..........................       331,671
   624,000 China Southern Airlines Co., Ltd. (a)..................       190,002
   229,000 China Unicom Ltd. (a)..................................       350,844
   490,000 Cosco Pacific Ltd. ....................................       380,069
   230,000 Legend Holdings Ltd. ..................................       144,489
   250,000 Pacific Century CyberWorks Ltd. (a)....................       161,861
                                                                     -----------
                                                                       1,842,940
                                                                     -----------
 Hong Kong -- 29.1%
   160,000 Bank of East Asia, Ltd.................................       413,339
    26,200 Cheung Kong (Holdings) Ltd.............................       335,062
   152,409 Esprit Holdings Ltd....................................       129,940
   370,000 Giordano International Ltd.............................       170,771
   878,000 HKCB Bank Holding Co. Ltd..............................       303,927
    42,000 Hong Kong Exchanges & Clearing Ltd. (a)................        96,386
    17,200 HSBC Holdings PLC......................................       254,696
    45,600 Hutchison Whampoa Ltd. ................................       568,546
   139,000 Johnson Electric Holdings Ltd. ........................       213,849
    94,000 Kerry Properties Ltd...................................       126,540
   152,000 Li & Fung Ltd..........................................       276,722
 1,500,000 Oriental Press Group Ltd...............................       219,234
    24,000 Sun Hung Kai Properties Ltd. ..........................       239,234
   896,000 Technology Venture Holdings Ltd. (a)...................       204,474
   152,000 The Wharf (Holdings) Ltd. .............................       369,287
                                                                     -----------
                                                                       3,922,007
                                                                     -----------
 India -- 3.9%
     2,500 Infosys Technologies Ltd. (a)..........................       230,625
    35,000 State Bank of India GDR................................       288,750
                                                                     -----------
                                                                         519,375
                                                                     -----------
 Malaysia -- 5.3%
   104,800 AMMB Holdings Berhad...................................        94,320
   160,000 MAA Holdings Berhad....................................       193,684
    33,000 Malaysian Pacific Industries Berhad....................       135,474
    95,000 Tenaga Nasional Berhad.................................       290,000
                                                                     -----------
                                                                         713,478
                                                                     -----------
 Singapore -- 12.6%
   120,000 Capitaland Ltd. (a)....................................       207,612
    77,000 Chartered Semiconductor Manufacturing Ltd. (a).........       210,484
    34,700 DBS Group Holdings Ltd.................................       392,226
    35,120 Datacraft Asia Ltd. ...................................       165,766
    94,127 Overseas Union Bank Ltd................................       439,694
    42,000 Venture Manufacturing (Singapore) Ltd..................       280,969
                                                                     -----------
                                                                       1,696,751
                                                                     -----------
 South Korea -- 16.9%
     8,110 H&CB...................................................       183,998
     3,200 Korea Telecom Corp. ...................................       169,486
     5,000 Korea Telecom Corp. ADR................................       155,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 South Korea -- 16.9% (continued)
     4,928 Pohang Iron & Steel Co., Ltd..........................   $   298,017
     9,300 Samsung Electro Mechanics Co., Ltd....................       252,166
     2,000 Samsung Electronics GDR (a)...........................       143,000
     2,680 Samsung Electronics Industries........................       334,735
    45,900 Shinhan Bank..........................................       377,360
     1,860 SK Telecom Co., Ltd...................................       372,000
                                                                    -----------
                                                                      2,285,762
                                                                    -----------
 Taiwan -- 15.6%
   549,400 Chinatrust Commercial Bank............................       330,484
    67,000 Compeq Manufacturing Co., Ltd. .......................       283,538
   304,640 Far Eastern Textile Ltd. .............................       215,482
    51,800 Hon Hai Precision Industry Co., Ltd...................       263,055
   202,000 Macronix International Co., Ltd. (a)..................       243,020
    95,126 President Chain Store Corp. ..........................       250,165
   151,897 Taiwan Semiconductor Manufacturing Co. (a)............       365,027
    28,000 VIA Technologies Inc. (a).............................       151,502
                                                                    -----------
                                                                      2,102,273
                                                                    -----------
           TOTAL COMMON STOCK
           (Cost -- $14,358,273).................................    13,082,586
                                                                    -----------
   Face
  Amount
 ---------
 EQUITY-LINKED NOTES -- 3.0%
 India -- 3.0%
 $   4,000 Satyam Computer Services Ltd., Series B, due 3/31/02
            (b)..................................................       281,146
    18,000 Satyam Computer Services Ltd., Series C, due 11/15/02
            (c)..................................................       126,522
                                                                    -----------
           TOTAL EQUITY-LINKED NOTES
           (Cost -- $244,038)....................................       407,668
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $14,602,311*)................................   $13,490,254
                                                                    ===========

------
(a)  Non-income producing security.
(b) The current principal amount of these notes is eqivalent to 40,000 shares of Satyam Computer. Redemption proceeds will be determined at date of re-demption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the un-derlying shares of Satyam Computer.
(c) The current principal amount of these notes is eqivalent to 18,000 shares of Satyam Computer. Redemption proceeds will be determined at date of re-demption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the un-derlying shares of Satyam Computer.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  ADR -- American Depository Receipt.
  GDR  -- Global Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 95.0%
 Canada -- 5.3%
  57,400 Bombardier Inc...........................................   $   884,694
  80,500 CGI Group Inc., Class A Shares (a).......................       327,031
                                                                     -----------
                                                                       1,211,725
                                                                     -----------
 Finland -- 3.3%
  12,800 Nokia Corp., Sponsored ADR...............................       556,800
  11,700 Sonera Group.............................................       212,012
                                                                     -----------
                                                                         768,812
                                                                     -----------
 France -- 2.6%
   8,300 Axa, Sponsored ADR.......................................       596,044
                                                                     -----------
 Germany -- 2.6%
   9,700 Adidas-Salomon AG........................................       590,153
                                                                     -----------
 Hong Kong -- 2.3%
  26,000 Asia Satellite Telecommunications, Sponsored ADR.........       529,750
                                                                     -----------
 Ireland -- 6.5%
  29,100 Allied Irish Banks PLC, Sponsored ADR....................       683,850
  17,500 Elan Corp. PLC, Sponsored ADR (a)........................       819,219
                                                                     -----------
                                                                       1,503,069
                                                                     -----------
 Italy -- 5.5%
  57,700 Luxottica Group S.p.A., Sponsored ADR....................       793,375
  60,400 Telecom Italia Mobile S.p.A. ............................       482,030
                                                                     -----------
                                                                       1,275,405
                                                                     -----------
 Japan -- 17.6%
  10,000 Canon, Inc. .............................................       350,262
      52 DDI Corp. ...............................................       250,893
   2,800 Fast Retailing Co. ......................................       548,722
  16,000 Fujitsu Ltd..............................................       235,937
   5,600 Fujitsu Support and Services Inc.........................       378,074
      38 Nippon Telegraph & Telephone Corp........................       273,853
      37 NTT Data Corp............................................       246,235
   3,500 Ryohin Keikaku Co........................................       134,238
   3,400 Secom Co., Ltd., Unsponsored ADR.........................       443,608
   4,000 Seven-Eleven Japan Co., Ltd..............................       227,671
   5,400 Sony Corp................................................       373,555
   4,000 TDK Corp.................................................       389,492
   3,000 Trend Micro Inc. (a).....................................       217,250
                                                                     -----------
                                                                       4,069,790
                                                                     -----------
 Netherlands -- 9.2%
  15,300 ASM Lithography Holding N.V. ............................       345,206
  10,739 ING Groep N.V., Sponsored ADR............................       860,463
  13,196 Koninklijke Ahold N.V., Sponsored ADR....................       428,870
  11,300 STMicroelectonics N.V., NY Shares........................       483,781
                                                                     -----------
                                                                       2,118,320
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 Spain -- 5.6%
    56,400 Banco Santander Central Hispano SA....................   $   603,673
     8,550 Telefonica SA, Sponsored ADR (a)......................       427,500
   115,000 Telepizza SA (a)......................................       272,092
                                                                    -----------
                                                                      1,303,265
                                                                    -----------

 Switzerland -- 2.5%
     5,300 ABB Ltd. .............................................       564,995
                                                                    -----------

 United Kingdom -- 32.0%
   296,400 Ashtead Group PLC.....................................       537,959
   266,300 Avis Europe PLC.......................................       845,327
    45,500 Cobham PLC............................................       711,288
   200,000 Invensys PLC..........................................       467,562
    49,700 Johnson Matthey PLC...................................       779,544
    57,142 Lloyds TBS Group PLC..................................       601,782
    51,025 Misys PLC.............................................       501,919
    58,900 Provident Financial PLC...............................       856,537
   198,800 Rentokil Initial PLC..................................       687,483
    43,600 Shire Pharmaceuticals Group PLC (a)...................       691,030
    20,000 Vodafone Group PLC, Sponsored ADR.....................       716,250
                                                                    -----------
                                                                      7,396,681
                                                                    -----------
           TOTAL COMMON STOCK
           (Cost -- $25,744,893).................................    21,928,009
                                                                    -----------
 SHORT-TERM INVESTMENTS -- 5.0%
 1,162,276 Chase Vista Institutional Prime Money Market Fund
            (Cost -- $1,162,276).................................     1,162,276
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $26,907,169*)................................   $23,090,285
                                                                    ===========

------
(a) Non income producing security.

 * Aggregated cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 85.1%
 Basic Industries -- 6.7%
    400,000 AK Steel Holding Corp. .............................   $  3,500,000
    200,000 OM Group, Inc. .....................................     10,925,000
    835,000 PolyOne Corp. ......................................      4,905,625
    300,000 Steel Dynamics, Inc. (a)............................      3,300,000
                                                                   ------------
                                                                     22,630,625
                                                                   ------------
 Capital Goods -- 0.9%
     40,000 L-3 Communications Holdings, Inc. (a)...............      3,080,000
                                                                   ------------
 Communications -- 5.5%
    500,000 Dobson Communications Corp., Class A Shares (a).....      7,312,500
    250,000 Electric Lightwave, Inc., Class A Shares (a)........        828,125
    750,000 Genuity Inc. (a)....................................      3,796,875
     50,000 Intermedia Communications, Inc. (a).................        359,375
     40,000 Pegasus Communications Corp. (a)....................      1,030,000
            Rogers Wireless Communications Inc., Class B Shares
     60,000 (a).................................................      1,061,250
    300,000 UnitedGlobalCom, Inc., Class A Shares (a)...........      4,087,500
                                                                   ------------
                                                                     18,475,625
                                                                   ------------
 Consumer Cyclicals -- 11.4%
     55,000 California Pizza Kitchen, Inc. (a)..................      1,553,750
    150,000 Charles River Associates Inc. (a)...................      1,546,875
    160,000 Cost Plus, Inc. (a).................................      4,700,000
     91,600 Darden Restaurants, Inc. ...........................      2,095,350
    115,000 DeVry, Inc. (a)(b)..................................      4,341,250
    100,000 FactSet Research Systems Inc. ......................      3,707,000
    210,000 Fossil, Inc. (a)....................................      3,041,719
    200,000 Hooper Holmes, Inc. ................................      2,212,000
    115,100 MAXIMUS, Inc. (a)...................................      4,021,306
    110,000 On Assignment, Inc. (a).............................      3,135,000
     20,000 Resources Connection, Inc. (a)......................        380,000
    142,500 Station Casinos, Inc. (a)...........................      2,128,594
    225,000 Wendy's International, Inc. ........................      5,906,250
                                                                   ------------
                                                                     38,769,094
                                                                   ------------
 Consumer Non-Cyclicals -- 7.5%
    100,000 Coca-Cola Bottling Co. Consolidated.................      3,787,500
    200,000 Cox Radio, Inc., Class A Shares (a).................      4,512,500
    100,000 Entercom Communications Corp. (a)...................      3,443,750
    228,000 Michael Foods, Inc..................................      6,868,500
    209,300 PRIMEDIA Inc. (a)...................................      2,498,519
    250,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..      2,507,812
     50,000 Young Broadcasting Inc., Class A Shares (a).........      1,674,219
                                                                   ------------
                                                                     25,292,800
                                                                   ------------
 Energy -- 10.5%
    233,000 3TEC Energy Corp. (a)...............................      4,135,750
    145,000 Caminus Corp. (a)...................................      3,371,250
    125,000 Evergreen Resources, Inc. (a).......................      4,828,125
    150,000 Frontier Oil Corp. (a)..............................      1,031,250
    125,000 Paradigm Geophysical Ltd. (a).......................        562,500
    200,000 Pogo Producing Co...................................      6,225,000
    150,000 Rowan Cos., Inc. (a)................................      4,050,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Energy -- 10.5% (continued)
    162,000 SEACOR SMIT Inc. (a)................................   $  8,525,250
    243,500 Tesoro Petroleum Corp. (a)..........................      2,830,687
                                                                   ------------
                                                                     35,559,812
                                                                   ------------
 Financial Services -- 9.9%
     85,000 Bank United Corp., Class A Shares...................      5,795,937
    180,000 Banknorth Group, Inc................................      3,588,750
     70,000 City National Corp. ................................      2,716,875
    115,000 Commerce Bancorp, Inc. .............................      7,863,125
     50,000 Legg Mason, Inc. ...................................      2,725,000
    100,000 Mercantile Bankshares Corp..........................      4,318,750
     91,000 Protective Life Corp................................      2,934,750
     80,000 Westamerica Bancorporation..........................      3,440,000
                                                                   ------------
                                                                     33,383,187
                                                                   ------------
 Healthcare -- 13.4%
    165,000 3 Dimensional Pharmaceuticals, Inc. (a).............      2,444,062
     95,000 Alpharma, Inc., Class A Shares (a)..................      4,168,125
    120,000 Beckman Coulter, Inc. ..............................      5,032,500
    250,000 BioChem Pharma Inc. (a).............................      8,000,000
            Health Management Associates, Inc., Class A Shares
     93,000 (a).................................................      1,929,750
     80,000 Inspire Pharmaceuticals, Inc. (a)...................      2,085,000
     65,417 Invitrogen Corp. (a)................................      5,650,393
    374,900 Ligand Pharmaceuticals Inc., Class B Shares (a).....      5,248,600
     35,000 Millipore Corp. ....................................      2,205,000
     80,000 Province Healthcare Co. (a).........................      3,150,000
    213,000 Quidel Corp. (a)....................................      1,071,656
     65,000 Specialty Laboratories, Inc. (a)....................      2,153,125
     24,000 St. Jude Medical, Inc. (a)..........................      1,474,500
    159,700 Synaptic Pharmaceutical Corp. (a)...................        818,462
                                                                   ------------
                                                                     45,431,173
                                                                   ------------
 Real Estate Investment Trust -- 1.7%
     55,000 Alexandria Real Estate Equities, Inc. ..............      2,045,313
     60,000 Cousins Properties, Inc. ...........................      1,676,250
     73,500 PS Business Parks, Inc., Class A Shares.............      2,043,300
                                                                   ------------
                                                                      5,764,863
                                                                   ------------
 Technology -- 17.6%
     20,000 ADTRAN, Inc. (a)....................................        425,000
    290,000 Aeroflex Inc. (a)...................................      8,360,156
    125,000 Applied Science and Technology, Inc. (a)............      1,500,000
     60,000 APW Ltd. (a)........................................      2,025,000
     55,000 Artesyn Technologies, Inc. (a)......................        873,125
    110,000 Celeritek, Inc. (a).................................      4,193,750
    200,000 Commscope, Inc. (a).................................      3,312,500
     25,000 DiamondCluster International, Inc. (a)..............        762,500
    265,000 Insight Enterprises, Inc. (a).......................      4,753,438
     50,000 Newport Corp........................................      3,930,469
    100,000 Organic, Inc. (a)...................................         81,250
     85,000 Polycom, Inc. (a)...................................      2,735,938
    230,000 Quintus Corp. (a)(c)................................        333,500
    100,000 Razorfish, Inc. (a).................................        162,500
    117,100 Sawtek Inc. (a).....................................      5,408,556
    120,000 Siebel Systems, Inc. (a)............................      8,115,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Technology -- 17.6% (continued)
      45,000 Silicon Storage Technology, Inc. (a)...............   $    531,562
      95,500 TranSwitch Corp. (a)...............................      3,736,438
     115,000 Ulticom Inc. (a)...................................      3,917,188
     750,000 Viant Corp. (a)....................................      2,976,563
     500,000 Visual Networks, Inc. (a)..........................      1,625,000
                                                                   ------------
                                                                     59,759,433
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $252,070,230).............................    288,146,612
                                                                   ------------
  Contracts
 -----------
 PURCHASED CALL OPTIONS (a) -- 0.1%

             Russell 2000 Index, Expire 1/20/01, exercise price
         136 $470
             (Cost -- $442,408).................................        333,200
                                                                   ------------
    Face
   Amount
 -----------
 CONVERTIBLE CORPORATE BONDS -- 1.5%

 Healthcare -- 1.5%
 $ 2,000,000 Province Healthcare, 4.500% due 11/20/05...........      2,265,000
   4,135,000 Universal Health Services, 0.426% due 6/23/20 (d)..      2,884,163
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $3,955,754)...............................      5,149,163
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $256,468,392).............................    293,628,975
                                                                   ------------
 REPURCHASE AGREEMENT (b) -- 13.3%
  45,214,000 SBC Warburg Dillion Read Inc., 5.950% due 1/2/01;
              Proceeds at maturity -- $45,243,889; (Fully
              collateralized by U.S. Treasury Bonds, 7.625% due
              11/15/22; Market value -- $46,119,358) (Cost --
               $45,214,000).....................................     45,214,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $301,682,392*)............................   $338,842,975
                                                                   ============

------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $49,555,250 are segregated as collateral for open futures contracts.
(c) Security valued in accordance with fair valuation procedures.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in schedule:

    ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 85.8%

 Basic Industries -- 7.5%
     750,000 AK Steel Holding Corp..............................   $  6,562,500
     400,000 Alcoa Inc..........................................     13,400,000
     200,000 International Paper Co. ...........................      8,162,500
     225,000 OM Group, Inc......................................     12,290,625
   1,529,000 PolyOne Corp.......................................      8,982,875
                                                                   ------------
                                                                     49,398,500
                                                                   ------------

 Capital Goods -- 1.1%
     175,000 Ingersoll-Rand Co. ................................      7,328,125
                                                                   ------------

 Communications -- 12.6%
     650,000 Dobson Communications Corp., Class A Shares (a)....      9,506,250
     300,000 General Motors Corp., Class H Shares...............      6,900,000
   1,250,000 Genuity Inc. (a)...................................      6,328,125
     175,000 NTL Inc. (a).......................................      4,189,063
             Rogers Wireless Communications Inc., Class B Shares
     200,000 (a)................................................      3,537,500
     250,000 SBC Communications Inc. ...........................     11,937,500
     550,000 UnitedGlobalCom Inc., Class A Shares (a)...........      7,493,750
     375,000 Verizon Communications Inc.........................     18,796,875
   1,000,000 WorldCom, Inc. (a).................................     14,000,000
                                                                   ------------
                                                                     82,689,063
                                                                   ------------

 Consumer Cyclicals -- 11.9%
     650,000 Costco Wholesale Corp. (a)(b)......................     25,959,375
     800,000 Federated Department Stores, Inc. (a)..............     28,000,000
     466,286 Fine Host Corp. (a)(c).............................      4,373,074
     675,000 Staples, Inc. (a)..................................      7,973,438
     450,000 Wendy's International, Inc.........................     11,812,500
                                                                   ------------
                                                                     78,118,387
                                                                   ------------

 Consumer Non-Cyclicals -- 16.3%
     150,000 About.com, Inc. (a)................................      4,040,625
     200,000 AT&T Corp. - Liberty Media, Class A Shares (a).....      2,712,500
      25,000 Delhaize America, Inc., Class A Shares.............        442,188
     400,000 Delhaize America, Inc., Class B Shares.............      7,200,000
   1,100,000 Hormel Foods Corp. ................................     20,487,500
     287,500 John B. Sanfillippo & Son Inc. (a).................      1,150,000
     300,000 Michael Foods, Inc.................................      9,037,500
     350,000 The News Corp. Ltd., ADR...........................     10,171,875
     350,000 Pathmark Stores, Inc. (a)..........................      5,775,000
     369,500 The Pepsi Bottling Group, Inc......................     14,756,906
     556,100 PRIMEDIA Inc. (a)..................................      6,638,444
     300,000 Safeway Inc. (a)...................................     18,750,000
             Sinclair Broadcast Group, Inc., Class A Shares
     600,000 (a)................................................      6,018,750
                                                                   ------------
                                                                    107,181,288
                                                                   ------------
 Energy -- 9.3%
     400,000 3TEC Energy Corp. (a)..............................      7,100,000
     125,000 Caminus Corp. (a)..................................      2,906,250
     250,000 Diamond Offshore Drilling, Inc.....................     10,000,000
     250,000 Paradigm Geophysical Ltd. (a)......................      1,125,000
     350,000 R&B Falcon Corp. (a)...............................      8,028,125
     155,500 SEACOR SMIT Inc. (a)...............................      8,183,188
     350,000 Suncor Energy Inc. ................................      8,990,625

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Energy -- 9.3% (continued)
   1,000,000 Tesoro Petroleum Corp. (a).........................   $ 11,625,000
     100,000 Tosco Corp.........................................      3,393,750
                                                                   ------------
                                                                     61,351,938
                                                                   ------------
 Financial Services -- 7.8%
     175,000 The Bank of New York Co., Inc. ....................      9,657,813
     125,000 Bank United Corp., Class A Shares..................      8,523,438
     375,000 Banknorth Group, Inc...............................      7,476,563
     400,000 FleetBoston Financial Corp.........................     15,025,000
     250,000 Mercantile Bankshares Corp.........................     10,796,875
                                                                   ------------
                                                                     51,479,689
                                                                   ------------
 Healthcare -- 9.1%
     300,000 HCA - The Healthcare Co............................     13,203,000
             Health Management Associates, Inc., Class A Shares
     300,000 (a)................................................      6,225,000
      75,000 Invitrogen Corp. (a)...............................      6,478,125
     500,000 Ligand Pharmaceuticals Inc., Class B Shares (a)....      7,000,000
     150,000 Merck & Co., Inc...................................     14,043,750
     285,000 Novartis AG ADR....................................     12,753,750
                                                                   ------------
                                                                     59,703,625
                                                                   ------------
 Real Estate Investment Trust -- 1.0%
     200,000 Equity Office Properties Trust.....................      6,525,000
                                                                   ------------
 Technology -- 9.2%
     430,000 3Com Corp. (a).....................................      3,655,000
     500,000 Advanced Micro Devices, Inc. (a)...................      6,906,251
     237,000 CommScope, Inc. (a)................................      3,925,312
     400,000 Compaq Computer Corp...............................      6,020,000
     425,000 Latitude Communications, Inc. (a)..................      1,646,875
     200,000 NVIDIA Corp. (a)...................................      6,553,125
     400,000 Organic, Inc. (a)..................................        325,000
     100,000 Palm, Inc. (a).....................................      2,831,246
     150,000 Plantronics, Inc. (a)..............................      7,050,000
     650,000 Razorfish, Inc. (a)................................      1,056,250
     647,000 Scient Corp. (a)...................................      2,102,750
     250,000 Solectron Corp. (a)................................      8,475,000
   1,500,000 Viant Corp. (a)....................................      5,953,125
   1,250,000 Visual Networks, Inc. (a)..........................      4,062,500
                                                                   ------------
                                                                     60,562,434
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $525,085,151).............................    564,338,049
                                                                   ------------
    Face
   Amount
 -----------
 CONVERTIBLE CORPORATE BONDS -- 3.3%

 Energy -- 0.8%
 $10,000,000 Friede Goldman Halter Inc., 4.500% due 9/15/04.....      5,250,000
                                                                   ------------

 Technology -- 2.5%
  20,000,000 Amazon.Com, Inc., 4.750% due 2/1/09................      7,500,000
  15,000,000 DoubleClick Inc., 4.750% due 3/15/06...............      8,812,500
                                                                   ------------
                                                                     16,312,500
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $24,101,669)..............................     21,562,500
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 0.1%

 Financial Services -- 0.1%
 $ 5,115,000 ContiFinancial Corp., Sr. Notes, due 4/1/08 (a)(d)
             (Cost -- $753,294).................................   $    792,825
                                                                   ------------
  Contracts
 -----------
 PURCHASED PUT OPTIONS (a) -- 0.4%
         377 Costco Wholesale Corp. Expire 1/20/01, exercise
             price $32.50.......................................         11,781
             S&P 500 Index Option:
         750 Expire 1/20/01, exercise price $1,275..............      1,050,000
         300 Expire 1/20/01, exercise price $1,300..............        637,500
         250 Expire 2/17/01, exercise price $1,275..............        612,500
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $3,090,096)...............................      2,311,781
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $553,030,210).............................    589,005,155
                                                                   ------------
    Face
   Amount

 -----------
 REPURCHASE AGREEMENT -- 10.4%
 $68,536,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
              Proceeds at maturity -- $68,581,310;
              (Fully collateralized by U.S. Treasury Notes,
              10.375% due 11/15/12; Market value -- $69,907,816)
              (Cost -- $68,536,000).............................     68,536,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $621,566,210*)............................   $657,541,155
                                                                   ============

------
(a)  Non-income producing security.
(b) The following securities were held in escrow at December 31, 2000, to cover outstanding written call options:

                                      Market Value                                           Number of
   Securities Held in Escrow   Shares of Securities           Written Call Options           Contracts
   -------------------------   ------ -------------           --------------------           ---------
   Costco
    Wholesale
    Corp.                      28,300  $1,130,231   Costco Wholesale Corp., 1/20/01 @ $37.50    283

(c)  Security valued in accordance with fair valuation procedures.
(d)  Bond in default.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this statement:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
    Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%

 Data Processing -- 1.1%
         570 Automatic Data Processing, Inc. .....................   $    36,088
       1,520 Concord EFS, Inc. (a)................................        66,785
         865 Paychex, Inc. .......................................        42,061
                                                                     -----------
                                                                         144,934
                                                                     -----------

 Communications -- 1.2%
       3,750 BellSouth Corp. .....................................       153,516
                                                                     -----------

 Computers -- 6.7%
       3,420 Dell Computer Corp. (a)..............................        59,636
       5,360 EMC Corp. (a)........................................       356,440
       1,750 Hewlett-Packard Co. .................................        55,234
       2,090 International Business Machines Corp. ...............       177,650
         650 National Instruments Corp. (a).......................        31,565
       7,320 Sun Microsystems, Inc. (a)...........................       204,045
                                                                     -----------
                                                                         884,570
                                                                     -----------

 Computer Software and Services -- 8.2%
       1,020 Adobe Systems Inc. ..................................        59,351
       4,750 America Online, Inc. (a).............................       165,300
      10,720 Microsoft Corp. (a)..................................       464,980
         610 Network Appliance, Inc. (a)..........................        39,183
      12,360 Oracle Corp. (a).....................................       359,213
                                                                     -----------
                                                                       1,088,027
                                                                     -----------

 Consumer Cyclicals -- 0.2%
         780 Harley-Davidson, Inc. ...............................        31,005
                                                                     -----------

 Consumer Non-Cyclicals -- 2.4%
       3,550 The Coca-Cola Co. ...................................       216,328
       2,050 PepsiCo, Inc. .......................................       101,603
                                                                     -----------
                                                                         317,931
                                                                     -----------

 Drugs and Healthcare -- 20.8%
       1,230 American Home Products Corp. ........................        78,167
       1,910 Amgen Inc. (a).......................................       122,121
         870 Biogen, Inc. (a).....................................        52,254
       3,950 Bristol-Myers Squibb Co. ............................       292,053
         410 Cardinal Health, Inc. ...............................        40,846
       4,070 Eli Lilly & Co. .....................................       378,764
       4,530 Johnson & Johnson ...................................       475,933
       4,720 Merck & Co., Inc. ...................................       441,910
      12,885 Pfizer Inc. .........................................       592,710
       4,870 Schering-Plough Corp. ...............................       276,373
                                                                     -----------
                                                                       2,751,131
                                                                     -----------

 Entertainment -- 2.3%
       1,660 Carnival Corp. ......................................        51,149
       2,100 Time Warner Inc. ....................................       109,704
       1,510 Viacom Inc., Class B Shares (a)......................        70,593
       2,640 The Walt Disney Co. .................................        76,395
                                                                     -----------
                                                                         307,841
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
    Shares                          Security                            Value

--------------------------------------------------------------------------------
 Finance -- 9.8%
       3,400 American Express Co. ................................   $   186,787
       1,620 Bank of America Corp. ...............................        74,318
       3,050 The Bank of New York Co., Inc. ......................       168,322
         450 BB&T Corp. ..........................................        16,791
       3,380 The Charles Schwab Corp. ............................        95,907
       1,950 Fannie Mae...........................................       169,163
       1,310 Freddie Mac..........................................        90,226
       5,140 MBNA Corp. ..........................................       189,858
       2,490 Morgan Stanley Dean Witter & Co. ....................       197,332
         520 Northern Trust Corp. ................................        42,413
         370 State Street Corp. ..................................        45,958
         670 Synovus Financial Corp. .............................        18,048
                                                                     -----------
                                                                       1,295,123
                                                                     -----------

 Industrial Manufacturing and Processing -- 11.5%
      24,220 General Electric Co. ................................     1,161,046
       2,430 Illinois Tool Works Inc. ............................       144,737
       3,800 Tyco International Ltd. .............................       210,900
                                                                     -----------
                                                                       1,516,683
                                                                     -----------

 Insurance -- 6.2%
       6,685 American International Group, Inc. ..................       658,890
       1,375 Marsh & McLennan Cos., Inc. .........................       160,875
                                                                     -----------
                                                                         819,765
                                                                     -----------

 Oil and Gas -- 5.7%
       1,190 Diamond Offshore Drilling, Inc. .....................        47,600
       3,170 ENSCO International, Inc. ...........................       107,978
       6,970 Exxon Mobil Corp. ...................................       605,954
                                                                     -----------
                                                                         761,532
                                                                     -----------

 Restaurant -- 0.3%
         780 Starbucks Corp. (a)..................................        34,515
                                                                     -----------
 Retail -- 5.5%
       3,340 Bed Bath & Beyond Inc. (a)...........................        74,733
       2,990 The Home Depot, Inc. ................................       136,606
         740 Kohl's Corp. (a).....................................        45,140
       7,490 Wal-Mart Stores, Inc.................................       397,906
       1,900 Walgreen Co..........................................        79,444
                                                                     -----------
                                                                         733,829
                                                                     -----------

 Semiconductor/Electrical Equipment -- 4.3%
         970 Altera Corp. (a).....................................        25,523
         860 American Power Conversion Corp. (a)..................        10,643
       6,350 Intel Corp. .........................................       192,088
         730 Linear Technology Corp. .............................        33,763
         540 Maxim Integrated Products, Inc. (a)..................        25,819
       1,210 Microchip Technology Inc. (a)........................        26,544
         370 Sanmina Corp. (a)....................................        28,351
         778 Symbol Technologies, Inc.............................        28,008
       3,470 Texas Instruments Inc. ..............................       164,391
         770 Xilinx, Inc. (a).....................................        35,516
                                                                     -----------
                                                                         570,646
                                                                     -----------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
    Shares                          Security                            Value

--------------------------------------------------------------------------------
 Telecommunications/Communication Equipment -- 9.7%
      10,950 Cisco Systems, Inc. (a)..............................   $   418,838
         360 Comverse Technology, Inc. (a)........................        39,105
         480 Corning Inc..........................................        25,350
       1,100 JDS Uniphase Corp. (a)...............................        45,856
       1,870 Lucent Technologies Inc..............................        25,245
       5,890 Nortel Networks Corp.................................       188,848
       1,010 QUALCOMM Inc. (a)....................................        83,009
       7,660 SBC Communications Inc...............................       365,765
         800 Tellabs, Inc. (a)....................................        45,200
       3,240 WorldCom, Inc. (a)...................................        45,360
                                                                     -----------
                                                                       1,282,576
                                                                     -----------

 Transportation -- 0.2%
         500 Expeditors International of Washington, Inc. ........        26,844
                                                                     -----------
             TOTAL COMMON STOCK
             (Cost -- $13,108,761)................................    12,720,468
                                                                     -----------

 SHORT-TERM INVESTMENTS -- 3.9%
     255,191 TempCash Money Market Fund...........................       255,191
     255,190 TempFund Money Market Fund...........................       255,190
                                                                     -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $510,381)...................................       510,381
                                                                     -----------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $13,619,142*)...............................   $13,230,849
                                                                     ===========

------
(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 90.8%

 Basic Industries -- 4.8%
     565,000 Alcoa, Inc..........................................   $ 18,927,500
     230,000 The Dow Chemical Co.................................      8,423,750
     370,000 International Paper Co. ............................     15,100,620
                                                                    ------------
                                                                      42,451,870
                                                                    ------------

 Capital Goods -- 2.6%
     235,000 Honeywell International Inc.........................     11,118,438
     277,500 Ingersoll-Rand Co. .................................     11,620,310
                                                                    ------------
                                                                      22,738,748
                                                                    ------------

 Communication Services -- 9.7%
     176,300 ALLTEL Corp.........................................     11,007,732
     365,000 General Motors Corp., Class H Shares................      8,395,000
   1,355,000 Genuity, Inc. (a)...................................      6,859,688
     325,000 SBC Communications Inc. ............................     15,518,750
     480,000 Sprint Corp.........................................      9,750,000
     515,000 Verizon Communications..............................     25,814,375
     600,000 WorldCom, Inc. (a)..................................      8,400,000
                                                                    ------------
                                                                      85,745,545
                                                                    ------------

 Consumer Cyclicals -- 6.0%
     425,000 Costco Wholesale Corp. (b)..........................     16,973,438
     600,000 Federated Department Stores, Inc. (a)...............     21,000,000
     475,000 Target Corp.........................................     15,318,750
                                                                    ------------
                                                                      53,292,188
                                                                    ------------

 Consumer Non-Cyclicals -- 15.5%
     340,000 AT&T Corp.--Liberty Media, Class A Shares...........      4,611,250
     115,000 Coca-Cola Enterprises Inc...........................      2,185,000
     300,000 The Gillette Co. ...................................     10,837,500
     250,000 Kimberly-Clark Corp.................................     17,672,500
     425,000 McDonald's Corp. (b)................................     14,450,000
     425,000 The News Corp. Ltd. ADR.............................     12,351,563
     425,000 The Pepsi Bottling Group, Inc.......................     16,973,438
     365,000 Philip Morris Cos. Inc..............................     16,060,000
     320,000 R.J. Reynolds Tobacco Holdings, Inc. ...............     15,600,000
     552,700 Ralston Purina Group................................     14,439,288
     200,000 Safeway Inc. (a)....................................     12,500,000
                                                                    ------------
                                                                     137,680,539
                                                                    ------------

 Energy -- 8.4%
     150,000 Amerada Hess Corp...................................     10,959,375
     240,000 Burlington Resources Inc............................     12,120,000
     475,000 Conoco Inc., Class A Shares.........................     13,596,875
     205,000 Royal Dutch Petroleum Co. ADR.......................     12,415,313
     185,000 Total Fina SA ADR...................................     13,447,188
     155,000 Transocean Sedco Forex Inc..........................      7,130,000
     166,600 USX--Marathon Group.................................      4,623,150
                                                                    ------------
                                                                      74,291,901
                                                                    ------------

 Financial Services -- 20.6%
     144,000 American Express Co. ...............................      7,911,000
     115,000 American General Corp. .............................      9,372,500

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Financial Services -- 20.6% (continued)
     280,000 Bank of America Corp. ..............................   $ 12,845,000
     345,000 The Bank of New York Co, Inc. ......................     19,039,688
     350,000 The Chase Manhattan Corp. (c).......................     15,903,125
     155,000 Comerica Inc. ......................................      9,203,125
     450,000 FleetBoston Financial Group, Inc. ..................     16,903,125
     180,000 Freddie Mac.........................................     12,397,500
     275,000 Household International, Inc. ......................     15,125,000
     225,000 MBNA Corp. .........................................      8,310,938
     185,000 Morgan Stanley Dean Witter & Co. ...................     14,661,250
     159,800 SunTrust Banks, Inc. ...............................     10,067,400
     432,500 U.S. Bancorporation.................................     12,623,594
     350,000 Washington Mutual, Inc. ............................     18,571,875
                                                                    ------------
                                                                     182,935,120
                                                                    ------------

 Healthcare -- 3.6%
     110,000 American Home Products Corp. .......................      6,990,500
     115,000 Merck & Co., Inc. ..................................     10,766,875
     325,000 Novartis AG, ADR (a)................................     14,543,750
                                                                    ------------
                                                                      32,301,125
                                                                    ------------

 Real Estate Investment Trust -- 0.8%
      67,000 Boston Properties, Inc. ............................      2,914,500
     150,000 Equity Offices Properties Trust.....................      4,893,750
                                                                    ------------
                                                                       7,808,250
                                                                    ------------

 Technology -- 14.4%
     600,000 3Com Corp. (a)......................................      5,100,000
   1,045,000 Compaq Computer Corp. ..............................     15,727,250
     325,000 Computer Associates International, Inc. ............      6,337,500
     500,000 Dell Computer Corp. (a).............................      8,718,750
     325,000 Hewlett-Packard Co. ................................     10,257,813
     114,000 Intel Corp. ........................................      3,448,500
     200,000 International Business Machines Corp. ..............     17,000,000
     625,000 Motorola, Inc. .....................................     12,656,250
     430,000 National Semiconductor Corp. (a)....................      8,653,750
     223,000 Palm, Inc. (a)......................................      6,313,688
     365,000 SCI Systems, Inc. ..................................      9,626,875
     400,000 Solectron Corp. ....................................     13,560,000
     190,000 Tellabs, Inc. (a)...................................     10,735,000
                                                                    ------------
                                                                     128,135,376
                                                                    ------------
 Transportation -- 1.8%
     280,000 Canadian National Railway Co. ......................      8,312,500
     270,000 Canadian Pacific Ltd. ..............................      7,711,875
                                                                    ------------
                                                                      16,024,375
                                                                    ------------

 Utilities -- 2.6%
     125,100 The Coastal Corp....................................     11,047,894
     290,000 The Williams Cos., Inc..............................     11,581,875
                                                                    ------------
                                                                      22,629,769
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $620,891,829)..............................    806,034,806
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value


-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 0.1%
             NTL Inc., Sub. Notes, 7.000% due 12/15/08 (Cost --
  $1,425,000  $1,425,000).......................................   $  1,102,594
                                                                   ------------
  Contracts
 -----------


 PURCHASED PUT OPTIONS (a) -- 0.0%
             Costco Wholesale Corp., Expire 1/20/01, exercise
         474 price $32.50.......................................         14,812
             McDonald's Corp., Expire 1/20/01, exercise price
         774 $30.00.............................................         14,513
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $165,495).................................         29,325
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $622,482,324).............................    807,166,725
                                                                   ------------
    Face
   Amount
 -----------


 REPURCHASE AGREEMENT -- 9.1%
 $80,716,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
              Proceeds at maturity -- $80,769,358; (Fully
              collateralized by U.S. Treasury Bond, 7.250% due
              5/15/16; Market value -- $82,330,448) (Cost --
               $80,716,000).....................................     80,716,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $703,198,324*)............................   $887,882,725
                                                                   ============

------
(a)  Non-income producing security.
(b) The following securities were held in escrow at December 31, 2000, to cover outstanding written call options:

                                      Market Value
                                           of                                               Number of
   Securities Held in Escrow   Shares  Securities            Written Call Options           Contracts
   -------------------------   ------ ------------           --------------------           ---------
   Costco
    Wholesale
    Corp.                      47,400  $1,893,038  Costco Wholesale Corp., 1/20/01 @ $35.00    474
   McDonald's
    Corp.                      77,400   2,631,600  McDonalds Corp., 1/20/01 @ $35.00           774

(c) On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 47.2%
 Capital Goods -- 1.0%
     36,000 Pitney Bowes Inc.....................................   $  1,192,500
                                                                    ------------

 Communications -- 5.6%
     20,000 AT&T Corp............................................        346,250
     59,100 SBC Communications Inc...............................      2,822,025
     74,160 Verizon Communications (a)...........................      3,717,270
                                                                    ------------
                                                                       6,885,545
                                                                    ------------

 Consumer Cyclicals -- 0.8%
     19,500 Eastman Kodak Co.....................................        767,813
     27,428 Fine Host Corp. (b) +................................        257,234
                                                                    ------------
                                                                       1,025,047
                                                                    ------------

 Consumer Non-Cyclicals -- 5.6%
     12,000 Anheuser-Busch Cos., Inc.............................        546,000
     52,500 Avon Products, Inc...................................      2,513,438
     13,000 The Coca-Cola Co.....................................        792,188
     10,000 H.J. Heinz Co........................................        474,375
     40,000 Hormel Foods Corp. ..................................        745,000
      6,000 McDonald's Corp......................................        204,000
      8,000 PepsiCo, Inc.........................................        396,500
     45,000 Ralston Purina Group.................................      1,175,625
                                                                    ------------
                                                                       6,847,126
                                                                    ------------

 Energy -- 11.1%
     25,000 Amerada Hess Corp....................................      1,826,563
     30,436 BP Amoco PLC.........................................      1,457,123
     41,482 Exxon Mobil Corp. (a)................................      3,606,341
     50,000 Halliburton Co.......................................      1,812,500
     16,000 Royal Dutch Petroleum Co.--NY Shares.................        969,000
     20,000 Schlumberger Ltd.....................................      1,598,750
     60,000 Suncor Energy Inc. ..................................      1,541,250
     12,000 Texaco Inc. .........................................        745,500
                                                                    ------------
                                                                      13,557,027
                                                                    ------------

 Financial Services -- 3.6%
     30,000 The Allstate Corp. ..................................      1,306,875
      9,000 Bank of America Corp.................................        412,875
     18,000 The Chubb Corp. .....................................      1,557,000
     30,000 Summit Bancorp.......................................      1,145,625
                                                                    ------------
                                                                       4,422,375
                                                                    ------------

 Healthcare -- 6.3%
     30,000 American Home Products Corp..........................      1,906,500
     26,000 Bausch & Lomb Inc....................................      1,051,375
     11,800 Johnson & Johnson....................................      1,239,738
      8,000 Merck & Co., Inc.....................................        749,000
     30,000 Pfizer Inc. .........................................      1,380,000
     21,900 Pharmacia Corp. .....................................      1,335,900
                                                                    ------------
                                                                       7,662,513
                                                                    ------------


 Real Estate Investment Trust -- 6.7%
     67,500 Arden Realty, Inc....................................      1,695,938
     35,000 Bedford Property Investors, Inc. ....................        708,750
     55,000 Brandywine Realty Trust..............................      1,137,813

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Real Estate Investment Trust -- 6.7% (continued)
     45,000 Duke-Weeks Realty Corp. .............................   $  1,108,125
     15,250 JDN Realty Corp. ....................................        161,078
     75,000 Mid-Atlantic Realty Trust............................        914,063
     84,000 New Plan Excel Realty Trust..........................      1,102,500
     18,000 Prentiss Properties Trust............................        484,875
     35,000 Reckson Associates Realty Corp. .....................        877,188
                                                                    ------------
                                                                       8,190,330
                                                                    ------------

 Technology -- 2.1%
     31,000 International Business Machines Corp. (a)............      2,635,000
                                                                    ------------


 Telecommunication -- 0.2%
     17,800 Lucent Technologies Inc..............................        240,300
                                                                    ------------

 Transportation -- 2.1%
     40,000 Canadian National Railway Co. .......................      1,187,500
     20,000 Union Pacific Corp. .................................      1,015,000
      6,200 United Parcel Services, Inc., Class B Shares.........        364,638
                                                                    ------------
                                                                       2,567,138
                                                                    ------------

 Utilities -- 2.1%
     40,000 Edison International.................................        625,000
     45,000 Reliant Energy, Inc..................................      1,949,063
                                                                    ------------
                                                                       2,574,063
                                                                    ------------
            TOTAL COMMON STOCK
            (Cost -- $48,073,992)................................     57,798,964
                                                                    ------------

 CONVERTIBLE PREFERRED STOCK -- 4.5%
 Basic Industries -- 0.4%
     10,000 International Paper Capital Trust, 5.250%............        447,500
      1,800 LTV Corp., 8.250% (c)................................          2,250
      3,200 LTV Corp., Series A, 8.250%..........................          4,000
                                                                    ------------
                                                                         453,750
                                                                    ------------

 Consumer Cyclicals -- 0.7%
     15,000 Wendy's Financing Series, 5.000%.....................        817,500
                                                                    ------------

 Consumer Non-Cyclicals -- 0.5%
     10,000 Dominion Resources Inc., 9.500%......................        625,000
                                                                    ------------

 Energy -- 1.8%
     25,000 Kerr-McGee Corp., 5.500%.............................      1,378,125
     25,000 Tesoro Petroleum Corp., 7.250%.......................        300,000
     10,000 Tosco Financing Trust, 5.750%........................        552,500
                                                                    ------------
                                                                       2,230,625
                                                                    ------------

 Transportation -- 0.5%
     12,500 Canadian National Railway Co., 5.250%................        566,406
            TCR Holding Corp. (b):
        321 Class B Shares.......................................              3
        177 Class C Shares.......................................              2
        466 Class D Shares.......................................              5
        964 Class E Shares.......................................              9
                                                                    ------------
                                                                         566,425
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Technology -- 0.6%
            UnitedGlobalCom, Inc.:
     30,000 Series C, 7.000%....................................   $    622,500
     10,000 Series D, 7.000%....................................        158,750
                                                                   ------------
                                                                        781,250
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $5,240,152)................................      5,474,550
                                                                   ------------

    Face
   Amount
 ----------
 CORPORATE BONDS -- 14.9%
 Basic Industries -- 1.6%
 $  200,000 Berry Plastics Corp., 12.250% due 4/15/04...........        169,500
    125,000 Hexcel Corp., 9.750% due 1/15/09....................        111,250
                  Indesco International Inc., 9.750% due 4/15/08
    125,000 (b)(d)..............................................         24,375
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........        125,156
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03...........        171,250
  1,000,000 Raytheon Co., 6.150% due 11/1/08....................        958,750
    400,000 USX Corp., 7.200% due 2/15/04.......................        407,000
                                                                   ------------
                                                                      1,967,281
                                                                   ------------

 Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07..........        105,625
                                                                   ------------

 Consumer Cyclical -- 1.0%
    115,000 Cole National Group Inc., 8.625% due 8/15/07........         79,925
                Collins & Aikman Floor Coverings Inc., Series B,
    100,000 10.000% due 1/15/07.................................        108,500
    250,000 HMH Properties, 7.875% due 8/1/08...................        241,250
    675,000 Wal-Mart Stores, 7.550% due 2/15/30.................        751,781
                                                                   ------------
                                                                      1,181,456
                                                                   ------------

 Consumer Non-Cyclicals -- 1.9%
    100,000 American Safety Razor Co., 9.875% due 8/1/05........         96,500
    125,000 B&G Foods Inc., 9.625% due 8/1/07...................         80,938
    250,000 Delta Beverage Group Inc., 9.750% due 12/15/03......        262,188
    800,000 Fremont General Corp., 7.700% due 3/17/04...........        404,000
    125,000 French Fragrances Inc., 10.375% due 5/15/07.........        114,375
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05...        124,688
    130,000 Hines Horticulture, Inc., 11.750% due 10/15/05......        102,700
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....         88,750
    250,000 North Atlantic Trading Co., 11.000% due 6/15/04.....        163,750
                      Park Place Entertainment Corp., 7.875% due
    150,000 12/15/05............................................        147,375
    125,000 Simmons Co., Series B, 10.250% due 3/15/09..........        116,250
    650,000 Spieker Properties, Inc., 7.250% due 5/1/09.........        646,750
                                                                   ------------
                                                                      2,348,264
                                                                   ------------

 Energy -- 1.0%
    200,000 Benton Oil & Gas Co., 11.625% due 5/1/03............        138,000
  1,000,000 El Paso Energy Corp., 8.050% due 10/15/30...........      1,053,750
                                                                   ------------
                                                                      1,191,750
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Financial/Leasing -- 2.5%
            ContiFinancial Corp. (b)(d):
 $  125,000 7.500% due 3/15/02..................................   $     19,375
    125,000 8.125% due 4/1/08...................................         19,375
  1,000,000 Countrywide Home Loan Corp., 6.250% due 4/15/09.....        933,750
    325,000 DVI Inc., 9.875% due 2/1/04.........................        303,875
                    Morgan Stanley Dean Witter & Co., 7.750% due
    700,000 6/15/05.............................................        735,875
    250,000 Motors & Gears, Inc., 10.750% due 11/15/06..........        223,750
    850,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07..        837,250
                                                                   ------------
                                                                      3,073,250
                                                                   ------------

 Healthcare -- 0.1%
    100,000 Fresensius Medical Care Capital Trust I, 9.000% due
             12/1/06............................................         96,250
                                                                   ------------

 Housing Related -- 0.2%
    250,000 CB Richard Ellis Services., 8.875% due 6/1/06.......        223,750
                                                                   ------------

 Manufacturing -- 0.5%
    250,000 Axiohm Transaction Solution, Inc., 9.750% due
             10/1/07 (b)(d).....................................         28,750
    125,000 General Motors Acceptance Corp., 7.500% due
             7/15/05............................................        128,125
    250,000 High Voltage Engineering Inc., 10.750% due 8/15/04..        163,750
    195,000 Navistar International Corp., 8.000% due 2/1/08.....        143,325
    250,000 Polymer Group, Inc., 9.000% due 7/1/07..............        166,250
                                                                   ------------
                                                                        630,200
                                                                   ------------

 Media -- 3.2%
  1,725,000 A.H. Belo Corp., 7.250% due 9/15/27.................      1,455,468
    150,000 Century Communications, zero coupon due 1/15/08.....         58,500
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16.............        218,000
    250,000 Diamond Cable Communications PLC, 11.750% due
             12/15/05...........................................        225,000
     75,000 FrontierVision Holdings, 11.000% due 10/15/06.......         69,000
    850,000 GTE Corp., 6.940% due 4/15/28.......................        792,625
    250,000 Hollinger International Publishing, 9.250% due
             3/15/07............................................        251,250
    125,000 Intermedia Communication Inc., 8.600% due 6/1/08....         88,125
    250,000 Metronet Communications, (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08.....................        202,813
    175,000 Rogers Communications, Inc., 8.875% due 7/15/07.....        174,125
    400,000 Sprint Capital Corp., 5.700% due 11/15/03...........        385,500
                                                                   ------------
                                                                      3,920,406
                                                                   ------------

 Services and Other -- 1.6%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09....        233,125
    750,000 Cendant Corp., 7.750% due 12/1/03...................        730,312
    425,000 Kinder Morgan Energy, 7.500% due 11/1/10 (c)........        442,000
    250,000 Loomis Fargo & Co., 10.000% due 1/15/04.............        240,000
    250,000 Pierce Leahy Corp., 11.125% due 7/15/06.............        263,750
                                                                   ------------
                                                                      1,909,187
                                                                   ------------
 Telecommunications and Utilities -- 0.8%
    250,000 Calpine Corp., 8.750% due 7/15/07...................        240,937
    750,000 Duke Energy Corp., Series D, 7.375% due 3/1/10......        781,875
                                                                   ------------
                                                                      1,022,812
                                                                   ------------


 Transportation -- 0.4%
    250,000 Burlington North Santa Fe, 7.950% due 8/15/30.......        262,187
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08......        108,750

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

--------------------------------------------------------------------------------
 Transportation -- 0.4% (continued)
 $  200,000 Holt Group, 9.750% due 1/15/06 ++....................   $      9,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08.............        144,750
                                                                    ------------
                                                                         524,687
                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost -- $20,590,851)................................     18,194,918
                                                                    ------------

 CONVERTIBLE CORPORATE BONDS -- 6.1%
 Consumer Cyclicals -- 0.6%
    750,000 Costco Wholesale Corp., zero coupon due 8/19/17......        720,000
                                                                    ------------

 Consumer Non-Cyclicals -- 1.0%
            Interpublic Group Co. Inc.:
    250,000 1.870% due 6/1/06 (c)................................        232,812
    250,000 1.870% due 6/1/06....................................        232,812
  2,500,000 Network Associates Inc., zero coupon due 2/13/18.....        743,750
                                                                    ------------
                                                                       1,209,374
                                                                    ------------

 Data Technology/Information Services -- 1.0%
    500,000 Cypress Semiconductor Corp., 4.000% due 2/1/05.......        389,375
  1,000,000 Quantum Corp., 7.000% due 8/1/04.....................        785,000
                                                                    ------------
                                                                       1,174,375
                                                                    ------------

 Energy -- 1.3%
    600,000 Diamond Offshore Drilling, 3.750% due 2/15/07........        661,500
  1,000,000 Friede Goldman Halter, 4.500% due 9/15/04............        525,000
    500,000 Pogo Producing Co., 5.500% due 6/15/06...............        480,625
                                                                    ------------
                                                                       1,667,125
                                                                    ------------

 Financial Services -- 0.4%
    500,000 JMH Finance Ltd., 4.750% due 9/6/07 (c)..............        498,125
                                                                    ------------

 Media and Telecommunications -- 0.9%
  1,000,000 Amazon.Com Inc., 4.750% due 2/1/09...................        375,000
    500,000 At Home Corp., 4.750% due 12/15/06...................        255,625
  1,000,000 NTL Delaware Inc., 5.750% due 12/15/09...............        485,000
                                                                    ------------
                                                                       1,115,625
                                                                    ------------

 Technology -- 0.9%
    750,000 SCI System Inc., 3.000% due 3/15/07..................        593,438
  1,000,000 Solectron Corp., zero coupon due 11/20/20............        515,000
                                                                    ------------
                                                                       1,108,438
                                                                    ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $8,565,257).................................      7,493,062
                                                                    ------------
 U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.5%
            U.S. Treasury Notes:
  1,500,000 6.500% due 2/28/02...................................      1,518,480
  2,100,000 6.625% due 2/15/27...................................      2,398,662
            Federal Home Loan Mortgage Corporation (FHLMC):
  1,522,000 6.250% due 7/15/04...................................      1,550,538
    536,730 8.000% due 7/1/20....................................        555,178
    188,658 6.500% due 3/1/26....................................        186,181

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.5% (continued)
 $ 2,500,000 6.000% due 11/1/30 (e)(f)..........................   $  2,421,875
     186,724 Gold, 6.500% due 3/1/26............................        184,273
     283,590 Gold, 6.500% due 5/1/26............................        279,867
             Federal National Mortgage Corporation (FNMA):
      21,066 6.500% due 10/1/10.................................         21,073
     139,412 6.500% due 10/1/11.................................        139,455
     381,320 6.500% due 4/1/13..................................        381,439
     204,225 6.500% due 5/1/13..................................        204,288
     408,546 6.500% due 7/1/13..................................        408,673
     626,037 9.000% due 1/1/24..................................        646,183
      52,587 7.000% due 9/1/25..................................         52,669
     121,015 6.500% due 12/1/25.................................        119,389
     161,352 7.000% due 3/1/26..................................        161,605
     337,055 6.500% due 6/1/26..................................        332,525
     226,683 7.000% due 3/1/27..................................        227,037
      56,105 7.000% due 11/1/28.................................         56,193
      40,354 7.000% due 2/1/29..................................         40,417
     463,818 7.000% due 2/1/29..................................        464,542
      37,615 7.000% due 3/1/29..................................         37,674
     847,649 7.000% due 4/1/29..................................        848,971
   2,340,000 6.000% due 9/1/30 (e)(f)...........................      2,263,950
   3,355,000 8.000% due 11/1/30 (e)(f)..........................      3,432,568
                                                                   ------------
             TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost -- $18,471,790)..............................     18,933,705
                                                                   ------------

 ASSET-BACKED SECURITIES -- 3.0%
 Financial/Leasing -- 3.0%
     137,262 Contimortgage Home Equity Loan Trust, Series 1998-
              2, Class A3, 6.130% due 3/15/13...................        136,915
     726,504 Green Tree Financial Corp., Series 1997-6, Class
              A8, 7.070% due 1/15/29............................        733,235
   1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-
              C1, Class A2, 6.780% due 4/15/09..................      1,126,272
   1,000,000 Prime Credit Card Master Trust, Series 2000-1,
              Class A, 6.700% due 10/15/09......................        999,219
     723,729 Soundview Home Equity Loan Trust, Series 2000-1,
              Class A1F, 8.640% due 5/25/30.....................        748,784
                                                                   ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $3,654,202)...............................      3,744,425
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $104,596,244).............................    111,639,624
                                                                   ------------
 REPURCHASE AGREEMENT -- 8.8%
  10,837,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
              Proceeds at maturity -- $10,844,162; (Fully
              collateralized by U.S. Treasury Bonds, 5.750% due
              11/30/02; Market value -- $11,054,925) (Cost --
               $10,837,000).....................................     10,837,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $115,433,244*)............................   $122,476,624
                                                                   ============

------
(a) Securities with an aggregate market value of $9,875,667 are segregated as collateral for mortgage dollar rolls.
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is in default.
(e) Mortgage dollar roll.
(f) Security is issued on a to-be-announced ("TBA") basis.
 +  Security valued in accordance with fair valuation procedures.
 ++Security in default subsequent to year end.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2000

                                                                  International
                                                        Asia         Equity
                                                     Growth Fund      Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost............................... $14,602,311   $25,744,893
 Short-term investments, at cost....................          --     1,162,276
                                                     ===========   ===========
 Investments, at value.............................. $13,490,254   $21,928,009
 Short-term investments, at value...................          --     1,162,276
 Foreign currency, at value++.......................     262,362            66
 Cash...............................................     576,931            --
 Receivable for open forward foreign currency
  contracts.........................................     217,606            --
 Receivable from manager............................      16,804            --
 Receivable for Fund shares sold....................      15,818        31,668
 Deferred organization costs........................       7,826            --
 Dividends and interest receivable..................       5,429        22,606
 Receivable for securities and options sold.........          --            --
                                                     -----------   -----------
 Total Assets.......................................  14,593,030    23,144,625
                                                     -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased..................     741,308       496,241
 Distribution fees payable..........................       8,383        10,205
 Administration fee payable.........................         583           922
 Management fee payable.............................          --        23,589
 Payable for securities and options purchased.......          --            --
 Variation margin--payable to broker................          --            --
 Dividends payable..................................          --            --
 Written options, at value (Note 4).................          --            --
 Payable to bank....................................          --         5,924
 Accrued expenses...................................      82,583        54,616
 Other liabilities..................................      12,162            --
                                                     -----------   -----------
 Total Liabilities..................................     845,019       591,497
                                                     -----------   -----------
Total Net Assets.................................... $13,748,011   $22,553,128
                                                     ===========   ===========
NET ASSETS:
 Par value of shares of capital stock............... $     1,651   $     2,359
 Capital paid in excess of par value................  18,304,489    26,529,592
 Undistributed net investment income................          --            --
 Accumulated net investment loss....................     (43,874)         (222)
 Accumulated net realized gain (loss) from security
  transactions, options, futures contracts and
  foreign currencies................................  (3,617,130)     (162,275)
 Net unrealized appreciation (depreciation) of
  investments, options, futures contracts and
  foreign currencies................................    (897,125)   (3,816,326)
                                                     -----------   -----------
Total Net Assets.................................... $13,748,011   $22,553,128
                                                     ===========   ===========
Shares Outstanding:
Class A.............................................     460,272     1,299,739
                                                     ===========   ===========
Class B.............................................     714,871       492,829
                                                     ===========   ===========
Class 2.............................................     377,013       461,645
                                                     ===========   ===========
Class O.............................................      98,752       105,173
                                                     ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*...................................       $8.48         $9.60
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 5.75%)............................       $9.00        $10.19
                                                     ===========   ===========
Class B Shares
 Net asset value and offering price per share*......       $8.24         $9.51
                                                     ===========   ===========
Class 2 Shares
 Net asset value*...................................       $8.24         $9.50
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 1.00%)............................       $8.32         $9.60
                                                     ===========   ===========
Class O Shares
 Net asset value, offering price and redemption
  price per share...................................       $8.56         $9.62
                                                     ===========   ===========

++ Foreign currency at cost for the Asia Growth and International Equity Funds is $265,036 and $64, respectively.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.
                       See Notes to Financial Statements.

 Small Cap                                         Investors
   Growth         Capital         Large Cap          Value           Balanced
    Fund            Fund         Growth Fund          Fund             Fund
--------------------------------------------------------------------------------
$256,468,392    $553,030,210     $13,108,761      $622,482,324     $104,596,244
  45,214,000      68,536,000         510,381        80,716,000       10,837,000
============    ============     ===========      ============     ============
$293,628,975    $589,005,155     $12,720,468      $807,166,725     $111,639,624
  45,214,000      68,536,000         510,381        80,716,000       10,837,000
          --              --              --                --               --
         369             626              --               393              798
          --              --              --                --               --
          --          16,462              --                --               --
     162,550       6,848,297          48,867         3,171,741           76,928
          --              --              --                --               --
      26,606         950,389          11,193         1,272,430          873,013
   5,469,828      10,700,315              --                --               --
------------    ------------     -----------      ------------     ------------
 344,502,328     676,057,244      13,290,909       892,327,289      123,427,363
------------    ------------     -----------      ------------     ------------
  15,160,004       2,021,313          33,726         7,895,341          462,635
     150,805         256,188           7,685            94,478           75,230
      12,832              --             516                --            4,543
     205,307         325,859          20,292         1,436,796           42,146
     578,033      17,473,488         303,087                --        8,094,292
     355,875              --              --                --               --
          --          36,478              --           939,947           40,639
          --         104,356              --           317,419               --
          --              --              --                --               --
     233,877         271,733          29,992           263,557          105,204
     190,123              --              --                --            1,670
------------    ------------     -----------      ------------     ------------
  16,886,856      20,489,415         395,298        10,947,538        8,826,359
------------    ------------     -----------      ------------     ------------
$327,615,472    $655,567,829     $12,895,611      $881,379,751     $114,601,004
============    ============     ===========      ============     ============
$     23,306    $     25,991     $     1,384      $     43,318     $      8,958
 290,692,818     600,761,699      14,339,489       679,001,988      107,538,299
          48           2,880              --           120,991          150,178
          --              --              --                --               --
    (572,559)     18,877,451      (1,056,969)       17,715,947         (139,811)
  37,471,859      35,899,808        (388,293)      184,497,507        7,043,380
------------    ------------     -----------      ------------     ------------
$327,615,472    $655,567,829     $12,895,611      $881,379,751     $114,601,004
============    ============     ===========      ============     ============
  12,529,624       4,314,826         234,626         3,548,943        1,892,304
============    ============     ===========      ============     ============
   9,546,708       7,872,459         721,957         4,030,835        5,738,900
============    ============     ===========      ============     ============
   1,186,222       4,911,300         254,002         1,270,535        1,210,102
============    ============     ===========      ============     ============
      43,290       8,892,611         172,978        34,467,814          116,447
============    ============     ===========      ============     ============
      $14.23          $25.44           $9.37            $20.41           $12.84
============    ============     ===========      ============     ============
      $15.10          $26.99           $9.94            $21.66           $13.62
============    ============     ===========      ============     ============
      $13.85          $24.86           $9.29            $20.09           $12.77
============    ============     ===========      ============     ============
      $13.88          $24.90           $9.30            $20.13           $12.81
============    ============     ===========      ============     ============
      $14.02          $25.15           $9.39            $20.33           $12.94
============    ============     ===========      ============     ============
      $14.34          $25.61           $9.40            $20.38           $12.91
============    ============     ===========      ============     ============

                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2000

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends..........................................  $   270,070   $   299,835
 Interest...........................................           --            --
 Less:Foreign withholding tax.......................      (28,964)      (27,138)
 Interest expense...................................      (15,155)           --
                                                      -----------   -----------
 Total Investment Income............................      225,951       272,697
                                                      -----------   -----------
EXPENSES:
 Management fee (Note 2)............................      163,829       184,596
 Distribution fee (Note 2)..........................      145,610       127,246
 Shareholder and system servicing fees..............       82,500        32,842
 Audit and legal....................................       75,496        32,017
 Custody............................................       53,875        18,703
 Registration fees..................................       43,420        43,055
 Shareholder communications.........................       33,028        49,911
 Amortization of deferred organization costs........       22,434            --
 Administration fee (Note 2)........................       10,239        10,255
 Directors' fees....................................          548         1,388
 Other..............................................        6,161         5,718
                                                      -----------   -----------
 Total Expenses.....................................      637,140       505,731
 Less: Management fee waiver and expense
  reimbursement (Note 2)............................     (288,792)      (70,825)
                                                      -----------   -----------
 Net Expenses.......................................      348,348       434,906
                                                      -----------   -----------
Net Investment Income (Loss)........................     (122,397)     (162,209)
                                                      -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1
AND 4):
 Realized Gain (Loss) From:
 Security transactions..............................    1,161,706       (75,480)
 Options written....................................           --            --
 Options purchased..................................           --            --
 Futures contracts..................................           --            --
 Foreign currency transactions......................      (91,097)      (18,153)
                                                      -----------   -----------
 Net Realized Gain (Loss)...........................    1,070,609       (93,633)
                                                      -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation) of:
 Security transactions..............................   (8,389,802)   (5,478,723)
 Options written....................................           --            --
 Options purchased..................................           --            --
 Futures contracts..................................           --            --
 Foreign currency transactions......................      297,400           583
                                                      -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation)....................................   (8,092,402)   (5,478,140)
                                                      -----------   -----------
Net Gain (Loss) on Investments, Options, Futures
 Contracts and Foreign Currencies...................   (7,021,793)   (5,571,773)
                                                      -----------   -----------
Increase (Decrease) in Net Assets From Operations...  $(7,144,190)  $(5,733,982)
                                                      ===========   ===========

                       See Notes to Financial Statements.

 Small Cap                          Large Cap        Investors
   Growth          Capital           Growth            Value           Balanced
    Fund             Fund             Fund              Fund             Fund
---------------------------------------------------------------------------------
$  1,344,218     $  4,939,128      $    93,131      $ 12,728,663      $2,366,609
   2,607,996        3,666,491           35,310         2,783,257       4,231,691
          --          (12,390)             (27)         (146,180)        (16,208)
          --               --               --                --              --
------------     ------------      -----------      ------------      ----------
   3,952,214        8,593,229          128,414        15,365,740       6,582,092
------------     ------------      -----------      ------------      ----------
   2,776,444        3,420,168          101,993         5,061,228         704,205
   2,047,128        2,072,680          100,616         1,105,794       1,056,613
     384,629          374,381           20,631           416,082         208,971
      58,548           79,942           19,168            92,632          20,148
      31,637           34,183           15,784            33,038          10,269
      59,035          148,463           34,789            74,010          45,427
     432,375          200,306           15,763           269,804          90,960
          --               --               --                --          13,313
     173,528               --            6,800                --          64,019
       2,945           65,065              944            90,727           2,508
      21,908           94,045            4,450            72,286          29,436
------------     ------------      -----------      ------------      ----------
   5,988,177        6,489,233          320,938         7,215,601       2,245,869
          --               --          (57,133)               --        (292,995)
------------     ------------      -----------      ------------      ----------
   5,988,177        6,489,233          263,805         7,215,601       1,952,874
------------     ------------      -----------      ------------      ----------
  (2,035,963)       2,103,996         (135,391)        8,150,139       4,629,218
------------     ------------      -----------      ------------      ----------
 110,498,057       83,304,093       (1,048,960)      113,834,647       2,570,505
     121,532          184,695               --         3,392,378              --
     208,870        2,824,379               --        (1,052,828)             --
  (1,184,850)              --               --                --              --
          --               --               --                --              --
------------     ------------      -----------      ------------      ----------
 109,643,609       86,313,167       (1,048,960)      116,174,197       2,570,505
------------     ------------      -----------      ------------      ----------

 (66,021,665)     (14,909,598)      (1,186,988)       (9,382,286)      1,663,079
   1,027,339          (75,137)              --           468,118              --
     512,643         (702,326)              --           932,207              --
     311,276               --               --                --              --
          --               --               --                --              --
------------     ------------      -----------      ------------      ----------
 (64,170,407)     (15,687,061)      (1,186,988)       (7,981,961)      1,663,079
------------     ------------      -----------      ------------      ----------
  45,473,202       70,626,106       (2,235,948)      108,192,236       4,233,584
------------     ------------      -----------      ------------      ----------
$ 43,437,239     $ 72,730,102      $(2,371,339)     $116,342,375      $8,862,802
============     ============      ===========      ============      ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2000

                                                        Asia      International
                                                       Growth        Equity
                                                        Fund          Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)...................... $   (122,397) $   (162,209)
 Net realized gain (loss)..........................    1,070,609       (93,633)
 Change in net unrealized appreciation
  (depreciation)...................................   (8,092,402)   (5,478,140)
                                                    ------------  ------------
 Increase (Decrease) in Net Assets From
  Operations.......................................   (7,144,190)   (5,733,982)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.............................           --            --
 Net realized gains................................           --            --
 Capital...........................................           --            --
                                                    ------------  ------------
 Decrease in Net Assets From Distributions to
  Shareholders.....................................           --            --
                                                    ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares..................   18,556,789    28,329,499
 Net asset value of shares issued for reinvestment
  of dividends.....................................           --            --
 Cost of shares reacquired.........................  (21,000,763)  (10,146,368)
                                                    ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions.....................................   (2,443,974)   18,183,131
                                                    ------------  ------------
Increase (Decrease) in Net Assets                     (9,588,164)   12,449,149
NET ASSETS:
 Beginning of year.................................   23,336,175    10,103,979
                                                    ------------  ------------
 End of year*...................................... $ 13,748,011  $ 22,553,128
                                                    ============  ============
* Includes undistributed net investment income
  of: .............................................           --            --
                                                    ============  ============
* Includes accumulated net investment loss of:.....     $(43,874)        $(222)
                                                    ============  ============

                       See Notes to Financial Statements.

  Small Cap                       Large Cap       Investors
   Growth          Capital         Growth           Value          Balanced
    Fund             Fund           Fund            Fund             Fund
------------------------------------------------------------------------------
$  (2,035,963)   $  2,103,996    $  (135,391)   $   8,150,139    $  4,629,218
  109,643,609      86,313,167     (1,048,960)     116,174,197       2,570,505
  (64,170,407)    (15,687,061)    (1,186,988)      (7,981,961)      1,663,079
-------------    ------------    -----------    -------------    ------------
   43,437,239      72,730,102     (2,371,339)     116,342,375       8,862,802
-------------    ------------    -----------    -------------    ------------
           --      (2,096,696)            --       (9,499,689)     (4,366,296)
 (103,361,646)    (83,497,479)       (33,009)    (119,584,004)     (4,295,190)
           --              --           (245)              --              --
-------------    ------------    -----------    -------------    ------------
 (103,361,646)    (85,594,175)       (33,254)    (129,083,693)     (8,661,486)
-------------    ------------    -----------    -------------    ------------
  320,700,191     360,066,175      6,181,305      142,028,989       6,183,363
   95,661,882      75,010,520         25,615      100,724,846       7,218,802
 (335,014,905)   (116,275,224)    (2,371,140)    (143,340,158)    (54,534,658)
-------------    ------------    -----------    -------------    ------------
   81,347,168     318,801,471      3,835,780       99,413,677     (41,132,493)
-------------    ------------    -----------    -------------    ------------
   21,422,761     305,937,398      1,431,187       86,672,359     (40,931,177)
  306,192,711     349,630,431     11,464,424      794,707,392     155,532,181
-------------    ------------    -----------    -------------    ------------
 $327,615,472    $655,567,829    $12,895,611    $ 881,379,751    $114,601,004
=============    ============    ===========    =============    ============
          $48          $2,880             --         $120,991        $150,178
=============    ============    ===========    =============    ============
           --              --             --               --              --
=============    ============    ===========    =============    ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund(a)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).......................  $   (71,025)  $   (23,047)
 Net realized gain (loss)...........................    5,127,645       (52,565)
 Increase (decrease) in net unrealized
  appreciation......................................    6,484,841     1,661,814
                                                      -----------   -----------
 Increase in Net Assets From Operations.............   11,541,461     1,586,202
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income..............................           --            --
 Net realized gains.................................           --            --
                                                      -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................           --            --
                                                      -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares...................   10,011,999     8,572,752
 Net asset value of shares issued in connection with
  the transfer of the
  Smith Barney Special Equities Fund's net assets
  (Note 7)..........................................           --            --
 Net asset value of shares issued for reinvestment
  of dividends......................................           --            --
 Cost of shares reacquired..........................  (11,502,640)      (54,975)
                                                      -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions......................................   (1,490,641)    8,517,777
                                                      -----------   -----------
Increase (Decrease) in Net Assets...................   10,050,820    10,103,979
NET ASSETS:
 Beginning of year..................................   13,285,355            --
                                                      -----------   -----------
 End of year*.......................................  $23,336,175   $10,103,979
                                                      ===========   ===========
* Includes undistributed net investment income of:..           --            --
                                                      ===========   ===========

------
(a) For the period from October 25, 1999 (commencement of operations) to Decem-ber 31, 1999.
                       See Notes to Financial Statements.

 Small Cap                        Large Cap       Investors
   Growth          Capital         Growth           Value          Balanced
    Fund            Fund            Fund(a)         Fund             Fund
------------------------------------------------------------------------------
$ (1,030,544)   $   1,823,833    $    (9,856)   $   8,333,288    $  5,945,392
  59,817,958       52,670,243         31,908      116,593,621       5,686,848
  11,271,260        5,860,636        798,695      (36,442,188)     (6,394,670)
------------    -------------    -----------    -------------    ------------
  70,058,674       60,354,712        820,747       88,484,721       5,237,570
------------    -------------    -----------    -------------    ------------
          --       (1,849,337)            --       (6,828,571)     (5,885,312)
 (15,769,257)     (31,567,292)            --     (130,292,981)     (3,078,669)
------------    -------------    -----------    -------------    ------------
 (15,769,257)     (33,416,629)            --     (137,121,552)     (8,963,981)
------------    -------------    -----------    -------------    ------------
  60,948,260      160,442,564     10,678,278      165,971,086      22,079,863
 240,911,211               --             --               --              --
  14,807,084       30,557,033             --      107,998,294       7,468,826
 (73,356,791)    (103,368,446)       (34,601)    (225,363,002)    (73,529,930)
------------    -------------    -----------    -------------    ------------
 243,309,764       87,631,151     10,643,677       48,606,378     (43,981,241)
------------    -------------    -----------    -------------    ------------
 297,599,181      114,569,234     11,464,424          (30,453)    (47,707,652)
   8,593,530      235,061,197             --      794,737,845     203,239,833
------------    -------------    -----------    -------------    ------------
$306,192,711    $ 349,630,431    $11,464,424    $ 794,707,392    $155,532,181
============    =============    ===========    =============    ============
          --               --             --       $1,480,261        $179,672
============    =============    ===========    =============    ============

                       See Notes to Financial Statements.

Notes to Financial Statements
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund"), formerly known as Salomon Brothers Investors Fund Inc, and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers Inter-national Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), formerly known as Salomon Brothers Total Return Fund, are separate investment portfolios of the Series Fund, an open-end management investment company, in-corporated in Maryland on April 17, 1990. The Series Fund consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are pre-sented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment com-pany incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. No Class Y shares were issued by the Funds as of December 31, 2000. Each Fund has a specific investment objective:

Fund:                    Objective
Asia Growth Fund........ To seek long-term capital appreciation.
International Equity     To seek long-term capital growth.
 Fund...................
Small Cap Growth Fund... To obtain long-term growth of capital.
Capital Fund............ To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Large Cap Growth Fund... To seek long-term growth of capital.
Investors Value Fund.... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund........... To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. A summary of those costs that remain as of December 31, 2000 for each Fund is as follows:

Fund                                           Expiration of Amortization Amount
--------------------------------------------------------------------------------
Asia Growth Fund..............................          May 2001          $7,826

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)

 (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2000 was approximately $8,015,092, for the Balanced Fund.

Notes to Financial Statements
(continued)

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the year ended December 31, 2000.

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 2000, the Asia Growth Fund had the following open forward for-eign currency contracts:

                       Settlement         Local           Market       Unrealized
 Asia Growth Fund         Date          Currency          Value          Gain
 -----------------     ----------     -------------     ----------     ----------
 To Sell:
  South Korean Won       2/7/01       2,267,800,000     $1,782,394      $217,606
                                                                        ========

 (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

 In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the partic-ipation. In the event of the insolvency of the lender selling the participa-tion, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund and Large Cap Growth Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Hold-ings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Invest-ment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; ex-cess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(continued)

The Investors Value Fund pays SBAM a base fee subject to an increase or de-crease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      0.650%
Next $150 million..............................................      0.550%
Next $250 million..............................................      0.525%
Next $250 million..............................................      0.500%
Over $1 billion................................................      0.450%

At the end of each calendar quarter for each percentage point of difference be-tween the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investor Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31 and June 30, 2000, the S&P 500 Index exceeded the In-vestors Value Fund's performance by approximately 3.75% and 2.46%, respective-ly. For the rolling one year periods ended September 30 and December 31, 2000, the Investors Value Fund exceeded the S&P 500 Index performance by approxi-mately 8.09% and 23.25%, respectively. As a result, base management fees were increased, in aggregate, by $246,738 for the year ended December 31, 2000.

The Capital Fund pays the manager a fee of:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $100 million.............................................      1.00%
Next $100 million..............................................      0.75%
Next $200 million..............................................     0.625%
Over $400 million..............................................      0.50%

For the year ended December 31, 2000, SBAM waived management fees of $163,829, $70,825, $57,133 and $292,995, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $124,963 for the Asia Growth Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC. The Capital Fund, Investors Value Fund and Small Cap Fund pay this fee to the manager, who in turn pays SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(continued)

For the year ended December 31, 2000, total distribution plan fees were as fol-lows:

                                                   Class A   Class B   Class 2
-------------------------------------------------------------------------------
Asia Growth Fund.................................. $ 15,699 $   89,294 $ 40,617
International Equity Fund.........................   22,101     54,903   50,242
Small Cap Growth Fund.............................  472,918  1,405,641  168,569
Capital Fund......................................  156,110  1,285,482  631,088
Large Cap Growth Fund.............................    5,712     71,896   23,008
Investors Value Fund..............................  127,687    775,966  202,141
Balanced Fund.....................................   69,694    813,798  173,121

SSB received $2,149,791 and $1,154,369 as its portion of the front-end sales charge on sales of Class A and Class 2 shares, respectively, during the year ended December 31, 2000. In addition, contingent deferred sales charges of $4,536, $1,575,092 and $44,563 were paid to SSB in connection with redemptions of certain Class A, Class B and Class 2 shares, respectively, during the year ended December 31, 2000.

Brokerage commissions of $17,130, $291 and $26,332 were paid by the Capital Fund, Large Cap Growth Fund and Investors Value Fund, respectively, to SSB.

3. Capital Stock

At December 31, 2000, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $0.001 per share.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                             Class A      Class B      Class 2      Class O
------------------------------------------------------------------------------
Asia Growth Fund.......... $  6,170,351 $  7,711,034 $  3,689,152 $    735,603
International Equity
 Fund.....................   14,639,438    5,552,153    5,291,059    1,049,301
Small Cap Growth Fund.....  146,868,034  121,925,952   21,080,660      841,998
Capital Fund..............  113,050,203  200,055,526  127,723,284  159,958,677
Large Cap Growth Fund.....    2,427,105    7,548,210    2,653,675    1,711,883
Investors Value Fund......   72,546,568   85,555,319   26,722,144  494,221,275
Balanced Fund.............   20,144,289   71,000,514   15,628,561      773,893

Notes to Financial Statements
(continued)

Transactions in Fund shares for the periods indicated were as follows:

                                    Class A Shares                                       Class B Shares
                  -----------------------------------------------------  --------------------------------------------------
                         Year Ended                  Year Ended                Year Ended                Year Ended
                      December 31, 2000          December 31, 1999          December 31, 2000         December 31, 1999
                  --------------------------  -------------------------  ------------------------  ------------------------
                    Shares        Amount        Shares       Amount        Shares       Amount       Shares       Amount
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Asia Growth Fund
 Shares sold.....   1,225,976  $  13,553,082     820,575  $   6,496,399     114,105  $  1,424,261     248,887  $  2,263,544
 Shares issued as
  reinvestment...          --             --          --             --          --            --          --            --
 Shares
  reacquired.....  (1,326,838)   (14,856,591)   (933,537)    (7,350,231)   (258,015)   (2,953,964)   (208,794)   (1,808,793)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    (100,862) $  (1,303,509)   (112,962) $    (853,832)   (143,910) $ (1,529,703)     40,093  $    454,751
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
International
 Equity Fund++
 Shares sold.....   1,518,781  $  17,067,765     206,248  $   2,188,694     304,079  $  3,587,351     311,181  $  3,331,375
 Shares issued as
  reinvestment...          --             --          --             --          --            --          --            --
 Shares
  reacquired.....    (422,199)    (4,511,669)     (3,091)       (34,984)   (121,020)   (1,303,562)     (1,411)      (16,452)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....   1,096,582  $  12,556,096     203,157  $   2,153,710     183,059  $  2,283,789     309,770  $  3,314,923
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
Small Cap Growth
 Fund
 Shares sold.....  17,406,464  $ 302,321,866   3,555,893  $  51,019,503     763,001  $ 13,760,163     524,385  $  7,351,719
 Shares issued as
  reinvestment...   3,277,744     51,039,869     526,908      8,114,385   2,602,620    39,593,578     393,936     5,995,706
 Shares
  reacquired..... (17,862,663)  (312,118,925) (4,086,563)   (59,269,935) (1,140,434)  (19,419,109)   (903,160)  (12,735,817)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   2,821,545  $  41,242,810      (3,762) $    (136,047)  2,225,187  $ 33,934,632      15,161  $    611,608
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
Capital Fund
 Shares sold.....   4,389,984  $ 119,304,943   2,967,781  $  72,928,143   4,583,119  $120,789,283   2,285,827  $ 54,969,564
 Shares issued as
  reinvestment...     372,622      9,639,763      94,159      2,307,965     741,485    18,792,188     234,097     5,627,409
 Shares
  reacquired.....  (1,626,712)   (44,919,261) (2,381,429)   (58,529,687)   (656,862)  (17,366,622)   (300,374)   (7,193,379)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   3,135,894  $  84,025,445     680,511  $  16,706,421   4,667,742  $122,214,849   2,219,550  $ 53,403,594
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
Large Cap Growth
 Fund*
 Shares sold.....     159,874  $   1,703,281     185,594  $   1,886,240     249,543  $  2,595,141     559,621  $  5,918,430
 Shares issued as
  reinvestment...         438          4,608          --             --       1,497        15,706          --            --
 Shares
  reacquired.....    (110,891)    (1,139,337)       (389)        (4,223)    (88,131)     (901,984)       (573)       (6,199)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....      49,421  $     568,552     185,205  $   1,882,017     162,909  $  1,708,863     559,048  $  5,912,231
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
Investors Value
 Fund
 Shares sold.....   4,728,211  $ 101,416,187   5,354,430  $ 123,724,267     581,183  $ 11,909,066   1,026,823  $ 22,981,206
 Shares issued as
  reinvestment...     375,325      7,657,832     224,846      4,752,407     479,855     9,642,502     563,323    11,763,229
 Shares
  reacquired.....  (3,140,275)   (67,516,989) (6,305,947)  (145,389,814) (1,031,553)  (21,141,263) (1,026,065)  (22,477,257)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   1,963,261  $  41,557,030    (726,671) $ (16,913,140)     29,485  $    410,305     564,081  $ 12,267,178
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============
Balanced Fund
 Shares sold.....     121,968  $   1,565,823     399,441  $   5,355,740     209,288  $  2,684,605     953,569  $ 12,729,518
 Shares issued as
  reinvestment...     132,704      1,706,871     143,632      1,891,102     348,615     4,465,746     342,656     4,494,019
 Shares
  reacquired.....  (1,125,091)   (14,471,749) (1,705,708)   (22,625,269) (2,470,078)  (31,561,123) (2,884,560)  (37,918,767)
                  -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    (870,419) $ (11,199,055) (1,162,635) $ (15,378,427) (1,912,175) $(24,410,772) (1,588,335) $(20,695,230)
                  ===========  =============  ==========  =============  ==========  ============  ==========  ============

 ++ Inception date for Class A, Class B, Class 2 and Class O shares is October
    25, 1999.
 * Inception date for Class A, Class B, and Class 2 shares is October 25, 1999. Inception date for Class O shares is October 26, 1999.

Notes to Financial Statements
(continued)

               Class 2 Shares                                    Class O Shares
-----------------------------------------------  --------------------------------------------------
      Year Ended              Year Ended               Year Ended                Year Ended
  December 31, 2000        December 31, 1999        December 31, 2000         December 31, 1999
-----------------------  ----------------------  ------------------------  ------------------------
 Shares       Amount      Shares      Amount       Shares       Amount       Shares       Amount
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
  151,767  $  1,620,562   147,895  $  1,200,786     215,922  $  1,958,884       5,260  $     51,271
       --            --        --            --          --            --          --            --
 (115,498)   (1,142,979) (164,067)   (1,326,680)   (222,430)   (2,047,229)   (106,929)   (1,016,937)
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
   36,269  $    477,583   (16,172) $   (125,894)     (6,508) $    (88,345)   (101,669) $   (965,666)
=========  ============  ========  ============  ==========  ============  ==========  ============
  679,652  $  7,615,672   196,159  $  2,041,831       5,019  $     58,711     101,012  $  1,010,852
       --            --        --            --          --            --          --            --
 (413,869)   (4,320,868)     (297)       (3,539)       (858)      (10,269)         --            --
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
  265,783  $  3,294,804   195,862  $  2,038,292       4,161  $     48,442     101,012  $  1,010,852
=========  ============  ========  ============  ==========  ============  ==========  ============
  227,827  $  3,983,287   197,644  $  2,531,764      33,347  $    634,875       3,013  $     45,274
  320,843     4,880,624    45,657       695,814       9,854       147,811          76         1,179
 (200,715)   (3,424,258)  (93,401)   (1,289,080)     (3,755)      (52,613)     (5,000)      (61,959)
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
  347,955  $  5,439,653   149,900  $  1,938,498      39,446  $    730,073      (1,911) $    (15,506)
=========  ============  ========  ============  ==========  ============  ==========  ============
3,814,660  $100,867,297   730,331  $ 17,642,431     721,559  $ 19,104,652     610,678  $ 14,902,426
  411,146    10,381,524    73,155     1,761,747   1,375,831    36,197,045     845,836    20,859,912
 (311,713)   (8,358,445)  (87,015)   (2,073,040) (1,671,152)  (45,630,896) (1,472,035)  (35,572,340)
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
3,914,093  $102,890,376   716,471  $ 17,331,138     426,238  $  9,670,801     (15,521) $    189,998
=========  ============  ========  ============  ==========  ============  ==========  ============
  173,253  $  1,856,955   112,907  $  1,158,608       2,511  $     25,928     171,394  $  1,715,000
      499         5,240        --            --           5            61          --            --
  (30,353)     (319,619)   (2,304)      (24,179)       (932)      (10,200)         --            --
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
  143,399  $  1,542,576   110,603  $  1,134,429       1,584  $     15,789     171,394  $  1,715,000
=========  ============  ========  ============  ==========  ============  ==========  ============
  477,982  $  9,945,835   255,985  $  5,813,731   1,841,113  $ 18,757,901     559,610  $ 13,451,882
  135,699     2,727,780   126,655     2,649,796   2,987,563    80,696,732   4,176,379    88,832,862
 (217,022)   (4,454,591) (316,659)   (6,892,616) (2,374,247)  (50,227,315) (2,240,548)  (50,603,315)
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
  396,659  $  8,219,024    65,981  $  1,570,911   2,454,429  $ 49,227,318   2,495,441  $ 51,681,429
=========  ============  ========  ============  ==========  ============  ==========  ============
  149,001  $  1,903,703   292,789  $  3,937,309       2,251  $     29,232       4,263  $     57,296
   73,060       938,170    76,114     1,000,856       8,344       108,015       6,257        82,849
 (655,817)   (8,405,248) (971,905)  (12,812,858)     (7,541)      (96,538)    (12,693)     (173,036)
---------  ------------  --------  ------------  ----------  ------------  ----------  ------------
 (433,756) $ (5,563,375) (603,002) $ (7,874,693)      3,054  $     40,709      (2,173) $    (32,891)
=========  ============  ========  ============  ==========  ============  ==========  ============

Notes to Financial Statements
(continued)

At December 31, 2000, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

International Equity Fund................................................  4.23%
Large Cap Growth Fund.................................................... 12.29%

4. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 33,415,331 $ 35,981,732
                                                      ============ ============
International Equity Fund............................ $ 19,283,702 $    130,970
                                                      ============ ============
Small Cap Growth Fund................................ $379,984,039 $401,345,730
                                                      ============ ============
Capital Fund......................................... $640,031,977 $446,909,299
                                                      ============ ============
Large Cap Growth Fund................................ $ 14,211,870 $ 10,176,895
                                                      ============ ============
Investors Value Fund................................. $594,458,172 $633,236,324
                                                      ============ ============
Balanced Fund:
 U.S. government securities.......................... $  1,491,270 $  5,802,852
 Other investments...................................   34,280,424   84,646,864
                                                      ------------ ------------
                                                      $ 35,771,694 $ 90,449,716
                                                      ============ ============

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      Net
                                         Gross        Gross        Unrealized
                                       Unrealized   Unrealized    Appreciation
                                      Appreciation Depreciation  (Depreciation)
                                      ------------ ------------  --------------
Asia Growth Fund..................... $  1,674,151 $ (2,786,208)  $ (1,112,057)
International Equity Fund............    1,929,453   (5,746,337)    (3,816,884)
Small Cap Growth Fund................   75,757,681  (38,597,098)    37,160,583
Capital Fund.........................   97,539,496  (61,564,551)    35,974,945
Large Cap Growth Fund................    1,288,321   (1,676,614)      (388,293)
Investors Value Fund.................  227,673,074  (42,988,673)   184,684,401
Balanced Fund........................   15,284,479   (8,241,099)     7,043,380

Notes to Financial Statements
(continued)

The following written covered call option transactions for the Small Cap Growth Fund occurred during the year ended December 31, 2000:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1999...............    1,010     $   419,036
Options written.........    2,040         873,707
Options terminated in
 closing purchase
 transactions...........   (1,765)       (967,593)
Options expired.........   (1,025)       (101,297)
Options exercised.......     (260)       (223,853)
                           ------     -----------
Options written,
 outstanding at December
 31, 2000...............       --     $         0
                           ======     ===========

The following written covered put option transactions for the Capital Fund oc-curred during the year ended December 31, 2000:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1999...............       --     $         0
Options written.........      500       1,134,227
Options terminated in
 closing purchase
 transactions...........     (500)     (1,134,227)
                           ------     -----------
Options written,
 outstanding at December
 31, 2000...............       --     $         0
                           ======     ===========

The following written covered call option transactions for the Capital Fund oc-
curred during the year ended December 31, 2000:
                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1999...............       --     $         0
Options written.........    1,471         264,372
Options terminated in
 closing purchase
 transactions...........   (1,102)       (218,212)
Options expired.........      (86)        (16,941)
                           ------     -----------
Options written,
 outstanding at December
 31, 2000...............      283     $    29,219
                           ======     ===========


The following represents the written covered call options open at December 31, 2000:

    Number                                                    Strike
  of Contracts                                     Expiration Price    Value
 -------------                                     ---------- ------ ---------
                Costco Wholesale Corp. (Premiums
      283      received -- $29,219) ............    1/20/01   $37.50 $(104,356)
                                                                     =========

Notes to Financial Statements
(continued)
The following written covered call option transactions for the Investors Value Fund occurred during the year ended December 31, 2000:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1999...............    4,556     $ 2,433,389
Options written.........    7,284       2,263,289
Options terminated in
 closing purchase
 transactions...........   (6,151)     (2,339,694)
Options exercised.......   (1,100)       (910,918)
Options expired.........   (3,341)     (1,315,541)
                           ------     -----------
Options written,
 outstanding at December
 31, 2000...............    1,248     $   130,525
                           ======     ===========

The following represents the written covered call options open at December 31, 2000:

 Number of                                                    Strike
 Contracts                                         Expiration Price    Value
 ---------                                         ---------- ------ ---------
    474    Costco Wholesale Corp. ..............    1/20/01    $35   $(266,625)
    774    McDonald's Corp. ....................    1/20/01     35     (50,794)
                                                                     ---------
              Total Written Covered Call Options
           (Premiums received -- $130,525)......                     $(317,419)
                                                                     =========

At December 31, 2000, the Small Cap Growth Fund had the following open futures contracts:

     Purchased         # of                              Market    Unrealized
     Contracts      Contracts   Expiration Basis Value    Value       Gain
     ---------      ---------   ---------- ----------- ----------- ----------
 Russell 2000 Index     65         3/01    $15,574,724 $15,886,000  $311,276
                                                                    ========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Notes to Financial Statements
(continued)

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. Tax Information

At December 31, 2000, the Asia Growth Fund, International Equity Fund and the Large Cap Growth Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $2,422,000, $162,000 and $722,000 available to offset future capital gains through December 31, 2006, 2008 and 2008, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $109,179, $158,804 and $135,391 was reclassified to paid-in capital for the Asia Growth Fund, International Equity Fund and Large Cap Growth Fund, respectively. The Asia Growth Fund also reclassified $40 from accumulated net realized losses to paid-in capital. The Small Cap Growth Fund, Capital Fund, and Investors Value Fund had reclassifications of $47,361,722, $9,890,554 and $11,568,335, respectively, from accumulated net realized gains to paid-in capital. For Balanced Fund, a portion of accumulated net investment income, amounting to $135,026, and accumulated net realized gain, amounting to $1,016,707, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

7. Transfer of Net Assets

On July 16, 1999, the Small Cap Growth Fund acquired the assets and certain li-abilities of the Smith Barney Special Equities Fund Portfolio ("Special Equi-ties Fund") pursuant to a plan of reorganization approved by Special Equities Fund shareholders on May 28, 1999. Total shares issued by the Small Cap Growth Fund and the total net assets of the Special Equities Fund and Small Cap Growth Fund on the date of the transfer were as follows.

                                                         Total Net    Total Net
                                          Shares Issued  Assets of    Assets of
                                             by the     the Special   the Small
                                            Small Cap     Equities   Cap Growth
Acquired Fund                              Growth Fund      Fund        Fund
--------------------------------------------------------------------------------
Special Equities Fund....................  16,980,004   $240,911,211 $13,358,236

Notes to Financial Statements
(continued)

The total net assets of the Special Equities Fund before acquisition included appreciation of $88,789,026. Total net assets of the Small Cap Growth Fund im-mediately after the transfer were $254,269,447. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Events Subsequent to December 31, 2000

On February 7, 2001, the Board of Directors of the Capital Fund and Investors Value Fund, respectively, voted to increase the amount of each Fund's autho-rized shares to 1,000,000,000 shares. Also on February 7, 2000, at the meeting of the Board of Directors of the Investors Value Fund, the Directors voted to reduce the par value per share of the authorized shares of the Fund from $1.00 per share to $0.001 per share.

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

-------------------------------------------------------------------------------
                                           Class A Shares
                                ---------------------------------------------
                                 2000     1999       1998     1997    1996(1)
                                          -------------------------------------
Net Asset Value, Beginning of
 Year.........................  $12.67     $6.50     $7.48   $10.32   $10.00
                                ------   -------    ------   ------   ------
Income (Loss) From Operations:
 Net investment income
  (loss)......................   (0.01)*   (0.00)*#   0.10     0.03     0.05
 Net realized and unrealized
  gain (loss).................   (4.18)     6.17     (1.08)   (2.59)    0.47
                                ------   -------    ------   ------   ------
Total Income (Loss) From
 Operations...................   (4.19)     6.17     (0.98)   (2.56)    0.52
                                ------   -------    ------   ------   ------
Less Distributions From:
 Net investment income........      --        --        --    (0.03)   (0.05)
 Net realized gains...........      --        --        --    (0.25)   (0.15)
                                ------   -------    ------   ------   ------
Total Distributions...........      --        --        --    (0.28)   (0.20)
                                ------   -------    ------   ------   ------
Net Asset Value, End of Year..  $ 8.48    $12.67     $6.50    $7.48   $10.32
                                ======   =======    ======   ======   ======
Total Return (2)..............   (33.1)%    94.9%    (13.1)%  (25.6)%    5.2%++
Net Assets, End of Year
 (000s).......................  $3,902    $7,108    $4,385   $6,491   $3,693
Ratios to Average Net Assets:
 Total expenses, including
  interest expense............    1.31%       --        --       --       --
 Total expenses, excluding
  interest expense (operating
  expenses)...................    1.24%     1.24%     1.24%    1.24%    1.24%+
 Net investment income
  (loss)......................   (0.06)%   (0.01)%    1.48%    0.27%    0.90%+
Portfolio Turnover Rate.......     170%      248%      436%     294%     119%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment loss
per share and expense ratios
would have been:
 Net investment loss per
  share.......................  $(0.17)*  $(0.12)*  $(0.07)  $(0.23)  $(0.18)
 Expense ratio................    2.72%     2.62%     3.79%    3.81%    5.50%+
-------------------------------------------------------------------------------
                                           Class B Shares
                                          -------------------------------------
                                 2000     1999       1998     1997    1996(1)
                                          -------------------------------------
Net Asset Value, Beginning of
 Year.........................  $12.41     $6.42     $7.44   $10.31   $10.00
                                ------   -------    ------   ------   ------
Income (Loss) From Operations:
 Net investment income
  (loss)......................   (0.11)*   (0.06)*    0.05    (0.05)    0.01
 Net realized and unrealized
  gain (loss).................   (4.06)     6.05     (1.07)   (2.57)    0.46
                                ------   -------    ------   ------   ------
Total Income (Loss) From
 Operations...................   (4.17)     5.99     (1.02)   (2.62)    0.47
                                ------   -------    ------   ------   ------
Less Distributions From:
 Net investment income........      --        --        --       --    (0.01)
 Net realized gains...........      --        --        --    (0.25)   (0.15)
                                ------   -------    ------   ------   ------
Total Distributions...........      --        --        --    (0.25)   (0.16)
                                ------   -------    ------   ------   ------
Net Asset Value, End of Year..  $ 8.24    $12.41     $6.42    $7.44   $10.31
                                ======   =======    ======   ======   ======
Total Return (2)..............   (33.6)%    93.3%    (13.7)%  (26.1)%    4.7%++
Net Assets, End of Year
 (000s).......................  $5,893   $10,658    $5,256   $5,738   $3,163
Ratios to Average Net Assets:
 Total expenses, including
  interest expense............    2.06%       --        --       --       --
 Total expenses, excluding
  interest expense (operating
  expenses)...................    1.99%     1.99%     1.99%    1.99%    1.99%+
 Net investment income
  (loss)......................   (0.95)%   (0.74)%    0.77%   (0.48)%   0.20%+
Portfolio Turnover Rate.......     170%      248%      436%     294%     119%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment loss
per share and expense ratios
would have been:
 Net investment loss per
  share.......................  $(0.26)*  $(0.12)*  $(0.11)  $(0.30)  $(0.23)
 Expense ratio................    3.47%     3.39%     4.55%    4.56%    6.25%+

Asia Growth Fund
------
(1) For the period from May 6, 1996 (inception date) to December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
 #  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

-------------------------------------------------------------------------------
                                           Class 2 Shares
                                --------------------------------------------
                                 2000     1999    1998(1)    1997    1996(2)
                                --------------------------------------------
Net Asset Value, Beginning of
 Year.........................  $12.41   $ 6.42   $  7.44   $10.30   $ 10.00
                                ------   ------   -------   ------   -------
Income (Loss) From Operations:
 Net investment income
  (loss)......................   (0.10)*  (0.06)*    0.05    (0.05)     0.01
 Net realized and unrealized
  gain (loss).................   (4.07)    6.05     (1.07)   (2.56)     0.45
                                ------   ------   -------   ------   -------
Total Income (Loss) From
 Operations...................   (4.17)    5.99     (1.02)   (2.61)     0.46
                                ------   ------   -------   ------   -------
Less Distributions From:
 Net investment income........      --       --        --       --     (0.01)
 Net realized gains...........      --       --        --    (0.25)    (0.15)
                                ------   ------   -------   ------   -------
Total Distributions...........      --       --        --    (0.25)    (0.16)
                                ------   ------   -------   ------   -------
Net Asset Value, End of Year..  $ 8.24   $12.41   $  6.42   $ 7.44   $ 10.30
                                ======   ======   =======   ======   =======
Total Return (3)..............   (33.6)%   93.3%    (13.7)%  (26.0)%     4.6%++
Net Assets, End of Year
 (000s).......................  $3,107   $4,227   $ 2,291   $1,643      $246
Ratios to Average Net Assets:
 Total expenses, including
  interest expense............    2.08%      --        --       --        --
 Total expenses, excluding
  interest expense (operating
  expenses)...................    1.99%    1.99%     1.99%    1.99%     2.00%+
 Net investment income
  (loss)......................   (0.87)%  (0.76)%    0.80%   (0.47)%    0.08%+
Portfolio Turnover Rate.......     170%     248%      436%     294%      119%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment loss
per share and expense ratios
would have been:
 Net investment loss per
  share.......................  $(0.25)* $(0.11)*  $(0.11)  $(0.30)   $(0.20)
 Expense ratio................    3.48%    3.37%     4.55%    4.56%     6.26%+
-------------------------------------------------------------------------------
                                           Class O Shares
                                --------------------------------------------
                                 2000     1999     1998      1997    1996(2)
                                --------------------------------------------
Net Asset Value, Beginning of
 Year.........................  $12.76   $ 6.54   $  7.50   $10.32   $ 10.00
                                ------   ------   -------   ------   -------
Income (Loss) From Operations:
 Net investment income........    0.02*    0.02*     0.12     0.05      0.07
 Net realized and unrealized
  gain (loss).................   (4.22)    6.20     (1.08)   (2.59)     0.46
                                ------   ------   -------   ------   -------
Total Income (Loss) From
 Operations...................   (4.20)    6.22     (0.96)   (2.54)     0.53
                                ------   ------   -------   ------   -------
Less Distributions From:
 Net investment income........      --       --        --    (0.03)    (0.06)
 Net realized gains...........      --       --        --    (0.25)    (0.15)
                                ------   ------   -------   ------   -------
Total Distributions...........      --       --        --    (0.28)    (0.21)
                                ------   ------   -------   ------   -------
Net Asset Value, End of Year..  $ 8.56   $12.76   $  6.54   $ 7.50   $ 10.32
                                ======   ======   =======   ======   =======
Total Return (3)..............   (32.9)%   95.1%    (12.8)%  (25.3)%     5.3%++
Net Assets, End of Year
 (000s).......................  $  846   $1,343   $ 1,354     $412      $124
Ratios to Average Net Assets:
 Total expenses, including
  interest expense............    1.06%      --        --       --        --
 Total expenses, excluding
  interest expense (operating
  expenses)...................    0.99%    0.97%     0.99%    0.99%     0.99%+
 Net investment income........    0.14%    0.23%     1.90%    0.51%     1.21%+
Portfolio Turnover Rate.......     170%     248%      436%     294%      119%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment loss
per share and expense ratios
would have been:
 Net investment loss per
  share.......................  $(0.15)* $(0.11)*  $(0.04)  $(0.20)   $(0.18)
 Expense ratio................    2.48%    2.32%     3.55%    3.56%     5.25%+

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from May 6, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

International Equity Fund

-------------------------------------------------------------------------------
                                        Class A Shares       Class B Shares
                                        -----------------    ----------------
                                         2000     1999(1)     2000    1999(1)
                                        ----------------     ---------------
Net Asset Value, Beginning of Year....   $12.49   $10.00     $12.47   $10.00
                                        -------   ------     ------   ------
Income (Loss) From Operations:
 Net investment loss (2)..............    (0.04)   (0.03)     (0.13)   (0.04)
 Net realized and unrealized gain
  (loss)..............................    (2.85)    2.52      (2.83)    2.51
                                        -------   ------     ------   ------
Total Income (Loss) From Operations...    (2.89)    2.49      (2.96)    2.47
                                        -------   ------     ------   ------
Less Distributions From:
 Net investment income................       --       --         --       --
 Net realized gains...................       --       --         --       --
                                        -------   ------     ------   ------
Total Distributions...................       --       --         --       --
                                        -------   ------     ------   ------
Net Asset Value, End of Year..........    $9.60   $12.49      $9.51   $12.47
                                        =======   ======     ======   ======
Total Return (3)......................    (23.1)%   24.9%++   (23.7)%   24.7%++
Net Assets, End of Year (000s)........  $12,472   $2,538     $4,685   $3,863
Ratios to Average Net Assets:
 Expenses.............................     1.75%    1.75%+     2.50%    2.50%+
 Net investment loss..................    (0.41)%  (1.39)%+   (1.19)%  (2.30)%+
Portfolio Turnover Rate...............        1%       1%         1%       1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)....   $(0.08)  $(0.08)    $(0.17)  $(0.09)
 Expense ratio........................     2.10%    4.36%+     2.85%    5.11%+

International Equity Fund
-------------------------------------------------------------------------------
                                        Class 2 Shares       Class O Shares
                                        -----------------    ----------------
                                         2000     1999(1)     2000    1999(1)
                                        ----------------     ---------------
Net Asset Value, Beginning of Year....   $12.46   $10.00     $12.49   $10.00
                                        -------   ------     ------   ------
Income (Loss) From Operations:
 Net investment loss (2)..............    (0.13)   (0.04)     (0.02)   (0.02)
 Net realized and unrealized gain
  (loss)..............................    (2.83)    2.50      (2.85)    2.51
                                        -------   ------     ------   ------
Total Income (Loss) From Operations...    (2.96)    2.46      (2.87)    2.49
                                        -------   ------     ------   ------
Less Distributions From:
 Net investment income................       --       --         --       --
 Net realized gains...................       --       --         --       --
                                        -------   ------     ------   ------
Total Distributions...................       --       --         --       --
                                        -------   ------     ------   ------
Net Asset Value, End of Year..........    $9.50   $12.46      $9.62   $12.49
                                        =======   ======     ======   ======
Total Return (3)......................    (23.8)%   24.6%++   (23.0)%   24.9%++
Net Assets, End of Year (000s)........   $4,384   $2,441     $1,012   $1,262
Ratios to Average Net Assets:
 Expenses.............................     2.50%    2.50%+     1.50%    1.50%+
 Net investment loss..................    (1.15)%  (2.13)%+   (0.22)%  (0.83)%+
Portfolio Turnover Rate...............        1%       1%         1%       1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)....   $(0.17)  $(0.09)    $(0.06)  $(0.07)
 Expense ratio........................     2.85%    5.09%+     1.85%    4.05%+

------
(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                                    Class A Shares
                                               -------------------------------
                                                 2000       1999     1998(1)
                                               -------------------------------
Net Asset Value, Beginning of Year............   $17.23     $11.59   $10.00
                                               --------   --------   ------
Income (Loss) From Operations:
 Net investment loss..........................    (0.04)*    (0.07)*  (0.02)
 Net realized and unrealized gain.............     2.55       6.63     1.61
                                               --------   --------   ------
Total Income From Operations..................     2.51       6.56     1.59
                                               --------   --------   ------
Less Distributions From:
 Net realized gains...........................    (5.51)     (0.92)      --
                                               --------   --------   ------
Total Distributions...........................    (5.51)     (0.92)      --
                                               --------   --------   ------
Net Asset Value, End of Year..................   $14.23     $17.23   $11.59
                                               ========   ========   ======
Total Return (2)..............................     14.1%      57.5%    15.9%++
Net Assets, End of Year (000s)................ $178,307   $167,281   $3,205
Ratios to Average Net Assets:
 Expenses.....................................     1.39%      1.37%    1.50%+
 Net investment loss..........................    (0.25)%    (0.52)%  (0.51)%+
Portfolio Turnover Rate.......................      123%       142%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
loss per share and expense ratios would have
been:
 Net investment loss per share................      N/A*    $(0.08)* $(0.06)
 Expense ratio................................      N/A       1.40%    2.30%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                                    Class B Shares
                                               -------------------------------
                                                 2000       1999     1998(1)
                                               -------------------------------
Net Asset Value, Beginning of Year............   $17.01     $11.55   $10.00
                                               --------   --------   ------
Income (Loss) From Operations:
 Net investment loss..........................    (0.17)*    (0.17)*  (0.06)
 Net realized and unrealized gain.............     2.52       6.55     1.61
                                               --------   --------   ------
Total Income From Operations..................     2.35       6.38     1.55
                                               --------   --------   ------
Less Distributions From:
 Net realized gains...........................    (5.51)     (0.92)      --
                                               --------   --------   ------
Total Distributions...........................    (5.51)     (0.92)      --
                                               --------   --------   ------
Net Asset Value, End of Year..................   $13.85     $17.01   $11.55
                                               ========   ========   ======
Total Return (2)..............................     13.2%      56.2%    15.5%++
Net Assets, End of Year (000s)................ $132,219   $124,560   $3,850
Ratios to Average Net Assets:
 Expenses.....................................     2.14%      2.12%    2.25%+
 Net investment loss..........................    (1.00)%    (1.23)%  (1.21)%+
Portfolio Turnover Rate.......................      123%       142%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
loss per share and expense ratios would have
been:
 Net investment loss per share................      N/A*    $(0.17)* $(0.10)
 Expense ratio................................      N/A       2.15%    3.05%+

------
(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                                    Class 2 Shares
                                                 -----------------------------
                                               2000      1999      1998(1)(2)
                                                 -----------------------------
Net Asset Value, Beginning of Year...........  $17.04     $11.56     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss.........................   (0.17)*    (0.17)*    (0.06)
 Net realized and unrealized gain............    2.52       6.57       1.62
                                              -------    -------     ------
Total Income From Operations.................    2.35       6.40       1.56
                                              -------    -------     ------
Less Distributions From:
 Net realized gains..........................   (5.51)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (5.51)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Year.................  $13.88     $17.04     $11.56
                                              =======    =======     ======
Total Return (3).............................    13.2%      56.3%      15.6%++
Net Assets, End of Year (000s)............... $16,468    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses....................................    2.14%      2.14%      2.25%+
 Net investment loss.........................   (1.00)%    (1.22)%    (1.35)%+
Portfolio Turnover Rate......................     123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
loss per share and expense ratios would have
been:
 Net investment loss per share...............     N/A*    $(0.17)*   $(0.10)
 Expense ratio...............................     N/A       2.18%      3.05%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                                    Class O Shares
                                                 -----------------------------
                                               2000       1999      1998(1)
                                                 -----------------------------
Net Asset Value, Beginning of Year........... $ 17.29    $ 11.60     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss.........................   (0.00)*#   (0.06)*    (0.01)
 Net realized and unrealized gain............    2.56       6.67       1.61
                                              -------    -------     ------
Total Income From Operations.................    2.56       6.61       1.60
                                              -------    -------     ------
Less Distributions From:
 Net realized gains..........................   (5.51)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (5.51)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Year.................  $14.34     $17.29     $11.60
                                              =======    =======     ======
Total Return (3).............................    14.4%      57.9%      16.0%++
Net Assets, End of Year (000s)............... $   621    $    67     $   67
Ratios to Average Net Assets:
 Expenses....................................    1.17%      1.24%      1.25%+
 Net investment loss.........................   (0.01)%    (0.49)%    (0.18)%+
Portfolio Turnover Rate......................     123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
loss per share and expense ratios would have
been:
 Net investment loss per share...............     N/A*    $(0.06)*   $(0.05)
 Expense ratio...............................     N/A       1.27%      2.05%+

------
(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

------------------------------------------------------------------------------
                                         Class A Shares
                                   -------------------------------------------
                               2000      1999      1998     1997     1996(1)
                                   -------------------------------------------
Net Asset Value, Beginning
 of Year....................   $25.29    $22.92    $21.15  $19.88    $21.98
                             --------   -------   -------  ------    ------
Income (Loss) From
 Operations:
 Net investment income
  (loss)....................     0.17*     0.15*     0.14   (0.00)**   0.01*
 Net realized and unrealized
  gain......................     4.53      4.99      4.64    5.10      1.54
                             --------   -------   -------  ------    ------
Total Income From
 Operations.................     4.70      5.14      4.78    5.10      1.55
                             --------   -------   -------  ------    ------
Less Distributions From:
 Net investment income......    (0.13)    (0.18)    (0.18)     --     (0.15)
 Net realized gains.........    (4.42)    (2.59)    (2.83)  (3.83)    (3.50)
                             --------   -------   -------  ------    ------
Total Distributions.........    (4.55)    (2.77)    (3.01)  (3.83)    (3.65)
                             --------   -------   -------  ------    ------
Net Asset Value, End of
 Year.......................   $25.44    $25.29    $22.92  $21.15    $19.88
                             ========   =======   =======  ======    ======
Total Return (2)............     18.9%     23.1%     23.7%   26.4%      7.7%++
Net Assets, End of Year
 (000s)..................... $109,786   $29,814   $11,425  $5,589      $344
Ratios to Average Net
 Assets:
 Expenses...................     1.16%     1.27%     1.34%   1.46%     1.88%+
 Net investment income
  (loss)....................     0.66%     0.61%     0.81%  (0.10)%    0.18%+
Portfolio Turnover Rate.....       97%      126%      141%    159%      191%

Capital Fund
------------------------------------------------------------------------------
                                         Class B Shares
                                   -------------------------------------------
                               2000      1999      1998     1997     1996(1)
                                   -------------------------------------------
Net Asset Value, Beginning
 of Year....................   $24.86    $22.63    $21.01  $19.90    $21.98
                             --------   -------   -------  ------    ------
Income (Loss) From
 Operations:
 Net investment income
  (loss)....................    (0.04)*   (0.04)*    0.09   (0.07)    (0.02)*
 Net realized and unrealized
  gain......................     4.46      4.92      4.45    5.01      1.56
                             --------   -------   -------  ------    ------
Total Income From
 Operations.................     4.42      4.88      4.54    4.94      1.54
                             --------   -------   -------  ------    ------
Less Distributions From:
 Net investment income......       --     (0.06)    (0.09)     --     (0.12)
 Net realized gains.........    (4.42)    (2.59)    (2.83)  (3.83)    (3.50)
                             --------   -------   -------  ------    ------
Total Distributions.........    (4.42)    (2.65)    (2.92)  (3.83)    (3.62)
                             --------   -------   -------  ------    ------
Net Asset Value, End of
 Year.......................   $24.86    $24.86    $22.63  $21.01    $19.90
                             ========   =======   =======  ======    ======
Total Return (2)............     18.1%     22.2%     22.6%   25.6%      7.6%++
Net Assets, End of Year
 (000s)..................... $195,736   $79,678   $22,294  $3,820      $219
Ratios to Average Net
 Assets:
 Expenses...................     1.91%     2.02%     2.09%   2.20%     2.73%+
 Net investment income
  (loss)....................    (0.14)%   (0.16)%    0.17%  (0.94)%   (0.66)%+
Portfolio Turnover Rate.....       97%      126%      141%    159%      191%

------
(1) For the period from November 1, 1996 (inception date) to December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
**  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

--------------------------------------------------------------------------------
                                         Class 2 Shares
                                 -----------------------------------------------
                            2000       1999     1998(1)     1997     1996(2)
                                 -----------------------------------------------
Net Asset Value,
 Beginning of Year......    $24.90     $22.69     $21.02    $19.91     $21.98
                          --------   --------   --------  --------   --------
Income (Loss) From
 Operations:
 Net investment income
  (loss)................     (0.03)*    (0.04)*     0.07     (0.06)     (0.02)*
 Net realized and
  unrealized gain.......      4.45       4.91       4.47      5.00       1.57
                          --------   --------   --------  --------   --------
Total Income From
 Operations.............      4.42       4.87       4.54      4.94       1.55
                          --------   --------   --------  --------   --------
Less Distributions From:
 Net investment income..        --      (0.07)     (0.04)    (3.83)     (0.12)
 Net realized gains.....     (4.42)     (2.59)     (2.83)       --      (3.50)
                          --------   --------   --------  --------   --------
Total Distributions.....     (4.42)     (2.66)     (2.87)    (3.83)     (3.62)
                          --------   --------   --------  --------   --------
Net Asset Value, End of
 Year...................    $24.90     $24.90     $22.69    $21.02     $19.91
                          ========   ========   ========  ========   ========
Total Return (3)........      18.0%      22.2%      22.6%     25.6%       7.7%++
Net Assets, End of Year
 (000s).................  $122,307    $24,830     $6,369    $2,385       $130
Ratios to Average Net
 Assets:
 Expenses...............      1.91%      2.02%      2.09%     2.21%      2.45%+
 Net investment income
  (loss)................     (0.12)%    (0.18)%     0.09%    (0.91)%    (0.50)%+
Portfolio Turnover
 Rate...................        97%       126%       141%      159%       191%

Capital Fund
--------------------------------------------------------------------------------
                                         Class O Shares
                                 -----------------------------------------------
                            2000       1999       1998      1997       1996
                                 -----------------------------------------------
Net Asset Value,
 Beginning of Year......    $25.43     $22.99     $21.23    $19.88     $18.67
                          --------   --------   --------  --------   --------
Income From Operations:
 Net investment income..      0.23*      0.22*      0.21      0.05       0.13*
 Net realized and
  unrealized gain ......      4.57       5.00       4.62      5.13       5.70
                          --------   --------   --------  --------   --------
Total Income From
 Operations.............      4.80       5.22       4.83      5.18       5.83
                          --------   --------   --------  --------   --------
Less Distributions From:
 Net investment income..     (0.20)     (0.19)     (0.24)       --      (0.15)
 Net realized gains.....     (4.42)     (2.59)     (2.83)    (3.83)     (4.47)
                          --------   --------   --------  --------   --------
Total Distributions.....     (4.62)     (2.78)     (3.07)    (3.83)     (4.62)
                          --------   --------   --------  --------   --------
Net Asset Value, End of
 Year...................    $25.61     $25.43     $22.99    $21.23     $19.88
                          ========   ========   ========  ========   ========
Total Return (3)........      19.2%      23.4%      23.8%     26.8%      33.3%
Net Assets, End of Year
 (000s).................  $227,739   $215,308   $194,973  $175,470   $135,943
Ratios to Average Net
 Assets:
 Expenses...............      0.90%      1.01%      1.08%     1.22%      1.38%
 Net investment income..      0.84%      0.91%      0.96%     0.26%      0.67%
Portfolio Turnover
 Rate...................        97%       126%       141%      159%       191%

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the to-tal return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Large Cap Growth Fund

------------------------------------------------------------------------------
                                        Class A Shares      Class B Shares
                                        ----------------    ----------------
                                         2000    1999(1)     2000    1999(1)
                                        ------   -------    ------   -------
Net Asset Value, Beginning of Year..... $11.18   $10.00     $11.17   $10.00
                                        ------   ------     ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............  (0.06)   (0.01)     (0.14)   (0.02)
 Net realized and unrealized gain
  (loss)...............................  (1.73)    1.19      (1.72)    1.19
                                        ------   ------     ------   ------
Total Income (Loss) From Operations....  (1.79)    1.18      (1.86)    1.17
                                        ------   ------     ------   ------
Less Distributions From:
 Net realized gains....................  (0.02)      --      (0.02)      --
 Capital...............................  (0.00)*     --      (0.00)*     --
                                        ------   ------     ------   ------
Total Distributions....................  (0.02)      --      (0.02)      --
                                        ------   ------     ------   ------
Net Asset Value, End of Year...........  $9.37   $11.18      $9.29   $11.17
                                        ======   ======     ======   ======
Total Return (3).......................  (16.0)%   11.8%++   (16.6)%   11.7%++
Net Assets, End of Year (000s)......... $2,199   $2,070     $6,709   $6,243
Ratios to Average Net Assets:
 Expenses..............................   1.45%    1.44%+     2.20%    2.21%+
 Net investment loss...................  (0.51)%  (0.37)%+   (1.26)%  (1.17)%+
Portfolio Turnover Rate................     79%      10%        79%      10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..... $(0.10)  $(0.07)    $(0.18)  $(0.08)
 Expense ratio.........................   1.88%    4.02%+     2.63%    4.73%+

Large Cap Growth Fund
------------------------------------------------------------------------------
                                        Class 2 Shares      Class O Shares
                                        ----------------    ----------------
                                         2000    1999(1)     2000    1999(4)
                                        ------   -------    ------   -------
Net Asset Value, Beginning of Year..... $11.16   $10.00     $11.18   $10.00
                                        ------   ------     ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............  (0.14)   (0.02)     (0.03)   (0.00)*
 Net realized and unrealized gain
  (loss)...............................  (1.70)    1.18      (1.73)    1.18
                                        ------   ------     ------   ------
Total Income (Loss) From Operations....  (1.84)    1.16      (1.76)    1.18
                                        ------   ------     ------   ------
Less Distributions From:
 Net realized gains....................  (0.02)      --      (0.02)      --
 Capital...............................  (0.00)*     --      (0.00)*     --
                                        ------   ------     ------   ------
Total Distributions....................  (0.02)      --      (0.02)      --
                                        ------   ------     ------   ------
Net Asset Value, End of Year...........  $9.30   $11.16      $9.40   $11.18
                                        ======   ======     ======   ======
Total Return (3).......................  (16.5)%   11.6%++   (15.7)%   11.8%++
Net Assets, End of Year (000s)......... $2,362   $1,234     $1,626   $1,917
Ratios to Average Net Assets:
 Expenses..............................   2.20%    2.19%+     1.20%    1.21%+
 Net investment loss...................  (1.27)%  (1.14)%+   (0.25)%  (0.11)%+
Portfolio Turnover Rate................     79%      10%        79%      10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..... $(0.18)  $(0.08)    $(0.07)  $(0.07)
 Expense ratio.........................   2.63%    4.71%+     1.62%    3.88%+

------
(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4) For the period from October 26, 1999 (inception date) to December 31, 1999.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

------------------------------------------------------------------------------
                                              Class A Shares
                                  -------------------------------------------
                                   2000     1999     1998     1997     1996
                                  -------------------------------------------
Net Asset Value, Beginning of
 Year............................  $20.70   $22.04   $21.11   $18.89   $16.62
                                  -------  -------  -------  -------  -------
Income From Operations:
 Net investment income...........    0.18*    0.21*    0.19     0.16     0.19
 Net realized and unrealized
  gain...........................    2.80     2.29     2.91     4.64     4.63
                                  -------  -------  -------  -------  -------
Total Income From Operations.....    2.98     2.50     3.10     4.80     4.82
                                  -------  -------  -------  -------  -------
Less Distributions From:
 Net investment income...........   (0.19)   (0.13)   (0.17)   (0.21)   (0.22)
 Net realized gains..............   (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                  -------  -------  -------  -------  -------
Total Distributions..............   (3.27)   (3.84)   (2.17)   (2.58)   (2.55)
                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year.....  $20.41   $20.70   $22.04   $21.11   $18.89
                                  =======  =======  =======  =======  =======
Total Return (1).................    14.9%    11.5%    15.2%    26.2%    30.3%
Net Assets, End of Year (000s)... $72,445  $32,817  $50,953  $57,105  $10,905
Ratios to Average Net Assets:
 Expenses........................    1.00%    0.87%    0.88%    0.95%    1.06%
 Net investment income ..........    0.85%    0.90%    0.87%    0.86%    0.94%
Portfolio Turnover Rate..........      75%      66%      74%      62%      58%

Investors Value Fund
------------------------------------------------------------------------------
                                              Class B Shares
                                  -------------------------------------------
                                   2000     1999     1998     1997     1996
                                  -------------------------------------------
Net Asset Value, Beginning of
 Year............................  $20.43   $21.87   $21.00   $18.86   $16.61
                                  -------  -------  -------  -------  -------
Income From Operations:
 Net investment income...........    0.02*    0.04*    0.05     0.04     0.08
 Net realized and unrealized
  gain...........................    2.77     2.26     2.85     4.58     4.60
                                  -------  -------  -------  -------  -------
Total Income From Operations.....    2.79     2.30     2.90     4.62     4.68
                                  -------  -------  -------  -------  -------
Less Distributions From:
 Net investment income...........   (0.05)   (0.03)   (0.03)   (0.11)   (0.10)
 Net realized gains..............   (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                  -------  -------  -------  -------  -------
Total Distributions..............   (3.13)   (3.74)   (2.03)   (2.48)   (2.43)
                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year.....  $20.09   $20.43   $21.87   $21.00   $18.86
                                  =======  =======  =======  =======  =======
Total Return (1).................    14.2%    10.6%    14.3%    25.3%    29.2%
Net Assets, End of Year (000s)... $80,960  $81,759  $75,189  $49,786   $9,433
Ratios to Average Net Assets:
 Expenses........................    1.73%    1.61%    1.63%    1.70%    1.82%
 Net investment income ..........    0.12%    0.16%    0.18%    0.12%    0.21%
Portfolio Turnover Rate..........      75%      66%      74%      62%      58%

------
(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

------------------------------------------------------------------------------
                                            Class 2 Shares
                             ------------------------------------------------
                               2000      1999    1998(1)     1997      1996
                             ------------------------------------------------
Net Asset Value, Beginning
 of Year....................   $20.46    $21.88    $21.01    $18.86    $16.61
                             --------  --------  --------  --------  --------
Income From Operations:
 Net investment income......     0.02*     0.03*     0.05      0.04      0.07
 Net realized and unrealized
  gain......................     2.78      2.30      2.84      4.59      4.60
                             --------  --------  --------  --------  --------
Total Income From
 Operations.................     2.80      2.33      2.89      4.63      4.67
                             --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income......    (0.05)    (0.04)    (0.02)    (0.11)    (0.09)
 Net realized gains.........    (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                             --------  --------  --------  --------  --------
Total Distributions.........    (3.13)    (3.75)    (2.02)    (2.48)    (2.42)
                             --------  --------  --------  --------  --------
Net Asset Value, End of
 Year.......................   $20.13    $20.46    $21.88    $21.01    $18.86
                             ========  ========  ========  ========  ========
Total Return (2)............     14.2%     10.7%     14.3%     25.2%     29.3%
Net Assets, End of Year
 (000s).....................  $25,580   $17,883   $17,680   $11,701    $1,959
Ratios to Average Net
 Assets:
 Expenses...................     1.74%     1.61%     1.63%     1.70%     1.80%
 Net investment income......     0.11%     0.15%     0.18%     0.13%     0.23%
Portfolio Turnover Rate.....       75%       66%       74%       62%       58%

Investors Value Fund
------------------------------------------------------------------------------
                                            Class O Shares
                             ------------------------------------------------
                               2000      1999      1998      1997      1996
                             ------------------------------------------------
Net Asset Value, Beginning
 of Year....................   $20.69    $22.05    $21.13    $18.90    $16.61
                             --------  --------  --------  --------  --------
Income From Operations:
 Net investment income......     0.24*     0.26*     0.25      0.24      0.25
 Net realized and unrealized
  gain......................     2.80      2.31      2.90      4.60      4.62
                             --------  --------  --------  --------  --------
Total Income From
 Operations.................     3.04      2.57      3.15      4.84      4.87
                             --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income......    (0.27)    (0.22)    (0.23)    (0.24)    (0.25)
 Net realized gains.........    (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                             --------  --------  --------  --------  --------
Total Distributions.........    (3.35)    (3.93)    (2.23)    (2.61)    (2.58)
                             --------  --------  --------  --------  --------
Net Asset Value, End of
 Year.......................   $20.38    $20.69    $22.05    $21.13    $18.90
                             ========  ========  ========  ========  ========
Total Return (2)............     15.2%     11.7%     15.4%     26.5%     30.6%
Net Assets, End of Year
 (000s)..................... $702,394  $662,248  $650,916  $608,401  $518,361
Ratios to Average Net
 Assets:
 Expenses...................     0.73%     0.63%     0.63%     0.69%     0.76%
 Net investment income......     1.12%     1.16%     1.15%     1.15%     1.36%
Portfolio Turnover Rate.....       75%       66%       74%       62%       58%

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Balanced Fund

-------------------------------------------------------------------------------
                                               Class A Shares
                                   --------------------------------------------
                                   2000     1999      1998     1997     1996
                                   --------------------------------------------
Net Asset Value, Beginning of
 Year...........................   $12.81   $13.11    $13.13   $11.82   $10.55
                                  -------  -------  --------  -------  -------
Income (Loss) From Operations:
 Net investment income .........     0.54*    0.50*     0.56     0.55     0.54
 Net realized and unrealized
  gain (loss)...................     0.44    (0.08)     0.26     1.65     1.35
                                  -------  -------  --------  -------  -------
Total Income From Operations....     0.98     0.42      0.82     2.20     1.89
                                  -------  -------  --------  -------  -------
Less Distributions From:
 Net investment income..........    (0.50)   (0.50)    (0.55)   (0.53)   (0.52)
 Net realized gains.............    (0.45)   (0.22)    (0.29)   (0.36)   (0.10)
                                  -------  -------  --------  -------  -------
Total Distributions.............    (0.95)   (0.72)    (0.84)   (0.89)   (0.62)
                                  -------  -------  --------  -------  -------
Net Asset Value, End of Year....   $12.84   $12.81    $13.11   $13.13   $11.82
                                  =======  =======  ========  =======  =======
Total Return (1)................      7.9%     3.2%      6.4%    19.1%    18.3%
Net Assets, End of Year (000s)..  $24,290  $35,386   $51,443  $53,024  $21,109
Ratios to Average Net Assets:
 Expenses.......................     0.95%    0.95%     0.85%    0.77%    0.75%
 Net investment income..........     4.19%    3.79%     4.17%    4.29%    4.81%
Portfolio Turnover Rate.........       28%      34%       63%      70%      76%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share ........................    $0.51*   $0.47*    $0.51    $0.49    $0.44
 Expense ratio..................     1.18%    1.17%     1.17%    1.24%    1.61%

Balanced Fund
-------------------------------------------------------------------------------
                                               Class B Shares
                                   --------------------------------------------
                                   2000     1999      1998     1997     1996
                                   --------------------------------------------
Net Asset Value, Beginning of
 Year...........................   $12.76   $13.08    $13.12   $11.82   $10.54
                                  -------  -------  --------  -------  -------
Income (Loss) From Operations:
 Net investment income .........     0.44*    0.40*     0.45     0.45     0.45
 Net realized and unrealized
  gain (loss)...................     0.44    (0.08)     0.26     1.65     1.35
                                  -------  -------  --------  -------  -------
Total Income From Operations....     0.88     0.32      0.71     2.10     1.80
                                  -------  -------  --------  -------  -------
Less Distributions From:
 Net investment income..........    (0.42)   (0.42)    (0.46)   (0.44)   (0.42)
 Net realized gains.............    (0.45)   (0.22)    (0.29)   (0.36)   (0.10)
                                  -------  -------  --------  -------  -------
Total Distributions.............    (0.87)   (0.64)    (0.75)   (0.80)   (0.52)
                                  -------  -------  --------  -------  -------
Net Asset Value, End of Year....   $12.77   $12.76    $13.08   $13.12   $11.82
                                  =======  =======  ========  =======  =======
Total Return (1)................      7.1%     2.4%      5.5%    18.2%    17.4%
Net Assets, End of Year (000s)..  $73,311  $97,656  $120,816  $87,549  $28,043
Ratios to Average Net Assets:
 Expenses.......................     1.70%    1.70%     1.60%    1.52%    1.50%
 Net investment income..........     3.43%    3.03%     3.41%    3.54%    4.06%
Portfolio Turnover Rate.........       28%      34%       63%      70%      76%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share ........................    $0.41*   $0.37*    $0.41    $0.39    $0.36
 Expense ratio..................     1.93%    1.92%     1.92%    1.99%    2.36%

------
(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Balanced Fund

------------------------------------------------------------------------------
                                               Class 2 Shares
                                      ----------------------------------------
                                    2000     1999    1998(1)   1997     1996
                                      ----------------------------------------
Net Asset Value, Beginning of
 Year.............................  $12.79   $13.11   $13.15   $11.85  $10.56
                                   -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income ...........    0.44*    0.41*    0.45     0.45    0.46
 Net realized and unrealized gain
  (loss)..........................    0.45    (0.09)    0.26     1.65    1.35
                                   -------  -------  -------  -------  ------
Total Income From Operations......    0.89     0.32     0.71     2.10    1.81
                                   -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income............   (0.42)   (0.42)   (0.46)   (0.44)  (0.42)
 Net realized gains...............   (0.45)   (0.22)   (0.29)   (0.36)  (0.10)
                                   -------  -------  -------  -------  ------
Total Distributions...............   (0.87)   (0.64)   (0.75)   (0.80)  (0.52)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year......  $12.81   $12.79   $13.11   $13.15  $11.85
                                   =======  =======  =======  =======  ======
Total Return (2)..................     7.2%     2.4%     5.5%    18.1%   17.5%
Net Assets, End of Year (000s).... $15,496  $21,030  $29,458  $21,085  $3,445
Ratios to Average Net Assets:
 Expenses.........................    1.70%    1.70%    1.60%    1.52%   1.50%
 Net investment income............    3.45%    3.04%    3.41%    3.52%   4.07%
Portfolio Turnover Rate...........      28%      34%      63%      70%     76%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share ..........................   $0.41*   $0.38*   $0.41    $0.39   $0.36
 Expense ratio....................    1.94%    1.92%    1.92%    1.99%   2.36%

Balanced Fund
------------------------------------------------------------------------------
                                               Class O Shares
                                      ----------------------------------------
                                    2000     1999     1998     1997     1996
                                      ----------------------------------------
Net Asset Value, Beginning of
 Year.............................  $12.88   $13.18   $13.20   $11.88  $10.57
                                   -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income ...........    0.58*    0.54*    0.59     0.59    0.57
 Net realized and unrealized gain
  (loss)..........................    0.43    (0.09)    0.26     1.65    1.39
                                   -------  -------  -------  -------  ------
Total Income From Operations......    1.01     0.45     0.85     2.24    1.96
                                   -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income............   (0.53)   (0.53)   (0.58)   (0.56)  (0.55)
 Net realized gains...............   (0.45)   (0.22)   (0.29)   (0.36)  (0.10)
                                   -------  -------  -------  -------  ------
Total Distributions...............   (0.98)   (0.75)   (0.87)   (0.92)  (0.65)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year......  $12.91   $12.88   $13.18   $13.20  $11.88
                                   =======  =======  =======  =======  ======
Total Return (2)..................     8.1%     3.4%     6.6%    19.3%   19.0%
Net Assets, End of Year (000s)....  $1,504   $1,460   $1,523   $1,227    $213
Ratios to Average Net Assets:
 Expenses.........................    0.70%    0.70%    0.60%    0.52%   0.50%
 Net investment income............    4.45%    4.00%    4.41%    4.60%   5.13%
Portfolio Turnover Rate...........      28%      34%      63%      70%     76%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share ..........................   $0.55*   $0.51*   $0.55    $0.53   $0.47
 Expense ratio....................    0.93%    0.92%    0.92%    1.00%   1.36%

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method.

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers Asia Growth Fund
Salomon Brothers International Equity Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Capital Fund Inc
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund (five of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicat-ed, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf-ter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 20, 2001

Tax Information
(unaudited)


For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 2000:

  . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

      Small Cap Growth Fund......................................         1.74%
      Capital Fund...............................................         6.99
      Large Cap Growth Fund......................................        28.92
      Investors Value Fund.......................................        51.68
      Balanced Fund..............................................        25.82

  . Total long-term capital gain distributions paid:

      Small Cap Growth Fund...................................... $ 72,795,223
      Capital Fund...............................................   23,170,373
      Investors Value Fund.......................................  103,977,901
      Balanced Fund..............................................    3,212,525

A total of 3.54% of the ordinary dividends paid by the Balanced Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Investment Series

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048
CUSTODIANS
      PNC Bank, National Association
      200 Stevens Drive
      Suite 440
      Lester, Pennsylvania 19113
      Chase Manhattan Bank, N.A.
      4 Chase Metro Tech Center
      18th Floor
      Brooklyn, New York 11245
DIVIDEND DISBURSING AND TRANSFER AGENT
      PFPC Global Fund Services
      P.O. Box 9764
      Providence, Rhode Island 02940-9764
LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Inc.
ANDREW L. BREECH*,***
      President, Dealer Operating Control Service Inc.
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN**
      Vice President-General Counsel,
      Pfizer International Inc.
WILLIAM R. DILL*,***
      Consultant; formerly President, Boston Architectural
      Center; formerly President, Anna Maria College
HEATH B. MCLENDON
      Chairman and President, Managing Director,
      Salomon Smith Barney Inc.; President and Director,
      SSB Citi Fund Management LLC and Travelers
      Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.*,***
      Member of the Advisory Committee, Nero-Moseley
      Partners; formerly Director, Oxford Industries, Inc., Shaw
      Industries Inc., Graphic Industries, Inc. and CSX Corp.;
      formerly Chairman, Cox Communications, Inc.
ROBERT W. LAWLESS*,***
      President and Chief Executive Officer, University of
      Tulsa; formerly President and Chief Executive Officer,
      Texas Tech University and Tech University Health
      Sciences Center
LOUIS P. MATTIS*,***
      Consultant; formerly Chairman and President, Sterling
      Winthrop Inc.
THOMAS F. SCHLAFLY*,***
      Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers

HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President
      and Treasurer
ROBERT E. AMODEO**
      Executive Vice President
JAMES E. CRAIGE**
      Executive Vice President
JOHN B. CUNNINGHAM*
      Executive Vice President
THOMAS K. FLANAGAN**
      Executive Vice President
ROGER LAVAN**
      Executive Vice President
ROSS S. MARGOLIES***
      Executive Vice President
MAUREEN O'CALLAGHAN**
      Executive Vice President
DAVID J. SCOTT**
      Executive Vice President
BETH A. SEMMEL**
      Executive Vice President
PETER J. WILBY**
      Executive Vice President
GEORGE J. WILLIAMSON**
      Executive Vice President
THOMAS A. CROAK**
      Vice President
ROBERT DONAHUE***
      Vice President
NANCY A. NOYES**
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

----------------------------------------------------------------------
  * Salomon Brothers Investors Value Fund Inc only
 ** Salomon Brothers Series Funds Inc only
*** Salomon Brothers Capital Fund Inc only

                             ===================
                                Salomon Brothers
                                     ================
                                     Asset Management


              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SBSEQANN 12/00